                          STRATEGIC VARIABLE LIFE(R)

                      Supplement dated December 11, 1998
                      to the Prospectus dated May 1, 1998


The information contained in this Supplement supersedes any conflicting information contained in the May 1, 1998 Strategic Variable Life(R) prospectus. Please place this Prospectus Supplement with the current Fund prospectuses and retain it for future reference.

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                 Flexible Premium Variable Whole Life Insurance

This Prospectus describes a flexible premium variable whole life insurance policy being offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments, the amount of which payments is based upon the table of Selected Face Amounts chosen in the Application. Policyowners have several investment alternatives. An individual Policyowner may allocate the premium for his or her Policy among a Guaranteed Principal Account ("GPA") and the twenty-eight Separate Account divisions of a designated segment of Massachusetts Mutual Variable Life Separate Account I (the "Separate Account") after certain deductions have been made. (For details see Deductions From Premiums.) At any one time, only eight divisions are available to a Policyowner. Subject to state availability, the Separate Account divisions invest in the following Funds:

     MML Series Investment Fund                           Oppenheimer Variable Account Funds
     MML Money Market Fund                                Oppenheimer Global Securities Fund
     MML Equity Fund                                      Oppenheimer Small Cap Growth Fund
     MML Equity Index Fund                                Oppenheimer Aggressive Growth Fund
     MML Blend Fund                                       Oppenheimer Growth Fund
     MML Managed Bond Fund                                Oppenheimer Growth & Income Fund
                                                          Oppenheimer Multiple Strategies Fund
     Panorama Series Fund, Inc.                           Oppenheimer High Income Fund
     Panorama International Equity Portfolio              Oppenheimer Strategic Bond Fund
     Panorama LifeSpan Balanced Portfolio                 Oppenheimer Bond Fund
     Panorama LifeSpan Diversified Income Portfolio       Oppenheimer Money Fund
     Panorama LifeSpan Capital Appreciation Portfolio

     MFS(R) Variable Insurance Trust/SM/                  Goldman Sachs Variable Insurance Trust
     MFS(R) New Discovery Series                          Goldman Sachs Capital Growth Fund
     MFS(R) Emerging Growth Series                        Goldman Sachs Mid Cap Equity Fund
     MFS(R) Research Series                               Goldman Sachs CORE U.S. Equity Fund
                                                          Goldman Sachs Growth and Income Fund

     T. Rowe Price Equity Series, Inc.
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio

The Death Benefit may, and Cash Surrender Value of a Policy most likely will, vary up or down depending on the investment performance of the divisions of the Separate Account (the "Divisions"). While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. This amount can increase, decrease, or remain level each year based upon the Selected Face Amount and Death Benefit Option chosen by the Policyowner, subject to certain rules established by MassMutual. Furthermore, the Policy will not lapse provided there is sufficient Account Value available to pay applicable monthly charges. (For details see Account Value Charges.)

All Policies are serviced through MassMutual's Home Office which is located in Springfield, Massachusetts. The mailing address is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111. The telephone number is
(413) 788-8411.

               May 1, 1998, as Supplemented on December 11, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES OF THE FUNDS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.


This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.


Table Of Contents                                                                                                     Page
                                                                                                                      ----
Definitions Of Terms...........................................................................................           6
Basic Questions And Answers About Us And Our Policy............................................................           8
   What is MassMutual?.........................................................................................           8
   What variable life insurance policy are We offering?........................................................           8
   Availability................................................................................................           8
   Underwriting................................................................................................           8
   What is the Account Value of the Policy?....................................................................           8
   What is the Guaranteed Principal Account ("GPA")?...........................................................           8
   Is the level of the Death Benefit guaranteed?...............................................................           8
   Is the Death Benefit subject to income taxes?...............................................................           8
   Does the Policy have a Cash Surrender Value?................................................................           8
   What is a modified endowment contract?......................................................................           9
   Can this Policy become a modified endowment contract?.......................................................           9
   What about Premiums?........................................................................................           9
   When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account?............           9
   How can the Net Premium and the Account Value of the Policy be allocated among the
    Guaranteed Principal Account and the Separate Account Divisions?...........................................           9
   How long will the Policy remain in force?...................................................................           9
   Are there charges against the Policy?.......................................................................           9
   What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash
    Surrender Value?...........................................................................................          10
   Are dividends paid on the Policy?...........................................................................          10
   Do I have a right to cancel?................................................................................          10
Charges Under The Policy.......................................................................................          10
   Deductions from Premiums....................................................................................          10
    Sales Load.................................................................................................          10
    State Premium Tax Charge...................................................................................          11
    Deferred Acquisition Cost ("DAC ") Tax Charge..............................................................          11
   Account Value Charges.......................................................................................          11
    Administrative Charge......................................................................................          11
    Charge for Cost of Insurance Protection....................................................................          11
    Underwriting Charge........................................................................................          11
   Separate Account Charges....................................................................................          12
    Charges for Mortality and Expense Risks....................................................................          12
    Charges for Federal Income Taxes...........................................................................          12
    Charges for Investment Advisory Services...................................................................          12
The Separate Account...........................................................................................          13
   Investment of the Separate Account..........................................................................          13
   Rates of Return.............................................................................................          18
General Provisions Of The Policy...............................................................................          23
   Premiums....................................................................................................          23
   Planned Policy Premiums.....................................................................................          23
   Minimum Initial Policy Premium..............................................................................          23
   Minimum Case Premium........................................................................................          23
   Initial Case Premium Paid...................................................................................          23
   Minimum and Maximum Premium Payments........................................................................          23
   Termination.................................................................................................          23
   Grace Period................................................................................................          24
Death Benefit Under The Policy.................................................................................          24

                                                                           Page
                                                                           ----
Account Value And Cash Surrender Value.............................          24
   Account Value...................................................          24
   Automated Account Value Transfer................................          25
   Investment Return...............................................          25
   Cash Surrender Value............................................          25
   Withdrawals.....................................................          25
Policy Loan Privilege..............................................          26
   Source of Loan..................................................          26
   If Loans Exceed the Policy Account Value........................          26
   Interest........................................................          26
   Repayment.......................................................          26
   Interest on Loaned Value........................................          26
   Effect of Loan..................................................          26
Free Look Provision................................................          26
Your Voting Rights.................................................          27
Our Rights.........................................................          27
Directors And Executive Vice Presidents Of MassMutual..............          28
The Guaranteed Principal Account...................................          30
Federal Income Tax Considerations..................................          30
   MassMutual - Tax Status.........................................          30
   Policy Proceeds, Premiums, and Loans............................          30
   Modified Endowment Contracts....................................          31
   Diversification Standards.......................................          32
Additional Provisions Of The Policy................................          32
   Paid-up Policy Date.............................................          32
   Reinstatement Option............................................          32
   Payment Options.................................................          32
   Fixed Amount Payment Option.....................................          33
   Fixed Time Payment Option.......................................          33
   Interest Payment Option.........................................          33
   Lifetime Payment Option.........................................          33
   Joint Lifetime Payment Option...................................          33
   Joint Lifetime Payment Option with Reduced Payments.............          33
   Withdrawal Rights under Payment Options.........................          33
   Beneficiary.....................................................          33
   Changing the Owner or Beneficiary...............................          33
   Right to Substitute Insured.....................................          33
   Assignment......................................................          34
   Dividends.......................................................          34
   Limits on Our Right to Challenge the Policy.....................          34
   Misstatement of Age or Sex......................................          34
   Suicide.........................................................          34
   When We Pay Proceeds............................................          34
Records And Reports................................................          34
Sales And Other Agreements.........................................          34
   Commissions Schedule............................................          35
   Bonding Arrangement.............................................          35
Legal Proceedings..................................................          35
Experts............................................................          35
Financial Statements...............................................          35
Appendix A.........................................................         A-1

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Automated Account Value Transfer: The automated transfer process which allows a Policyowner to specify, subject to applicable transfer rules, a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any other Division(s) and/or the Guaranteed Principal Account.

Beneficiary: The person or persons that the Policyowner specifies to receive insurance proceeds after the Insured dies.

Case: A group of Policies sold to individuals with a common employment or other non-insurance motivated relationship. All Policies in a Case are aggregated for purposes of determining the Policy Date or Issue Date, underwriting requirements and sales load percentages.

Cash Surrender Value: The amount payable to a Policyowner upon Surrender of the Policy. It is equal to the Account Value less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. A choice of Death Benefits is available under the Policy (referred to as "Option 1" and "Option 2"). The Death Benefit equals the greater of the Selected Face Amount (plus the Account Value, under Option 2), or the Minimum Face Amount in effect on the date of death, less Policy Debt, plus unearned or minus unpaid monthly deductions.

Divisions: The subaccounts of the Separate Account, each of which invests in shares of either the MML Series Investment Fund ("MML Trust"), the Oppenheimer Variable Account Funds ("Oppenheimer Trust"), the Panorama Series Fund, Inc. ("Panorama Fund"), and subject to state availability, the MFS(R) Variable Insurance TrustSM ("MFS Trust"), the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT Trust"), or the T. Rowe Price Equity Series, Inc.

Fixed Account Values: Account Values which are allocated to the GPA.

Free Look Period: The period during which a Policyowner may return the Policy. It must be within 10 days of receipt of the Policy, or within 10 days after the Policyowner receives the notice of a right to withdraw, or within 45 days after the date of Part I of the Application, whichever is latest (unless a different period is mandated under applicable state law). Until the expiration of the Free Look Period, amounts will be held in the MML Money Market Division.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may allocate Net Premium or Account Value, which guarantees both the principal and a minimum interest rate.

Home Office: The Home Office of MassMutual is located at 1295 State Street in Springfield, Massachusetts.

Initial Case Premium Paid: The total dollar amount paid for all Policies in a Case before the Case is installed on the administrative system.

Insured: Person whose life this Policy insures.

Issue Date: The date shown on the Schedule Page. It is the start date of the suicide and contestability periods. It is also the date from which the Policy is in force if the first premium has been paid.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. This percentage depends upon the Insured's age, sex and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.

Paid-up Policy Date: The Policy Anniversary Date nearest the Insured's 100th birthday.

Policy: The Flexible Premium Variable Life Insurance Policy With Table Of Selected Face Amounts offered by MassMutual that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policy Date: The date shown on the Schedule Page of the Policy used as the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of obligation from a Policyowner to MassMutual from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each successive twelve month period thereafter.

Policyowner: The corporation, partnership, trust, individual, or other entity who owns the Policy.

Premium: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Register Date: The date the Company allocates the initial premium less certain deductions to the Separate Account. It is the Valuation Date which is on, or next follows the later of the date on which We receive a completed Part I of the Application for this Policy at our Home Office or the date We receive the first premium payment for the Policy at our Home Office.

Selected Face Amount: The amount of insurance coverage chosen by the Policyowner.

Separate Account: The segregated asset account called "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account will be used to receive and invest premiums for this Policy and for other variable life insurance policies MassMutual issues, and for each such policy there will be a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any date on which the net asset value of the shares of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Valuation Time: The time the New York Stock Exchange (or its successor) closes on a Valuation Date (currently 4:00 p.m. New York time). All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the Divisions.

We or Us: Refers to MassMutual.

Withdrawal:  A withdrawal of Account Value by the Policyowner.

You or Yours: Refers to the Policyowner.

Basic Questions And Answers
About Us And Our Policy

What is MassMutual? MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident and health insurance business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1997, MassMutual had total contingency reserves in excess of $2.8 billion and unconsolidated assets of $57.6 billion.

What variable life insurance policy are We offering? In this Prospectus We are offering a Flexible Premium Variable Whole Life Insurance Policy With Table Of Selected Face Amounts (the "Policy"). We issue this Policy to provide for a Death Benefit and Cash Surrender Value, as well as loan privileges and flexible premiums. It is called "flexible" because the Policyowner may select the timing and amount of premium payments. It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefit may, and Cash Surrender Value most likely will, vary to the extent that the Account Value under the Policy is allocated to the Division(s). Certain provisions of the Policy as described herein may be somewhat different in any particular state because of specific state requirements.

The Policy is a legal contract between the Policyowner and MassMutual. The entire contract consists of the application to the Policy (the "Application"), the Policy and any amendments or riders added thereto.

Availability. The Policy is available on a "Case" or, state law permitting, on an individual basis. "Case basis" means that the Insureds share a common employment or other institutional relationship and that all Policies in the Case are aggregated for purposes of determining Issue Dates, Policy Dates, underwriting requirements and sales load percentages. If an individual Insured owns the Policy, he or she may exercise all rights and privileges under the Policy through their Employer or other sponsoring entity acting as Case administrator. After termination of the employment or other relationship, an individual who owns the Policy may exercise such rights and privileges directly with MassMutual.

The minimum Selected Face Amount is $25,000 per life for ages 20 through 85 (age nearest birthday). The minimum Case premium is $250,000 of first year annualized premium. The Insured may not be younger than age 20 nor older than age 85 as of the Policy Date for Policies issued on a regular underwriting basis. For Policies underwritten on a guaranteed issue underwriting basis or on a simplified issue underwriting basis, the Insured may not be younger than age 20 nor older than age 65 as of the Policy Date. Before issuing any Policy We will require satisfactory evidence of insurability, except under a guaranteed issue underwriting approach if the Insured is not older than age 65 as of the Policy Date.

Underwriting. The Policies within a Case are underwritten on the same basis, i.e., a regular underwriting, simplified issue underwriting, or guaranteed issue underwriting approach is used for all Policies in a Case. Availability of a regular underwriting approach is subject to state approval. Mortality charges vary depending on the type of underwriting used.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the Divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any Withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Divisions but also may benefit from any appreciation in value. For details see Account Value.

What is the Guaranteed Principal Account ("GPA")? As an alternative to the Separate Account, the Policyowner may allocate Net Premium or transfer Account Value to the GPA. Amounts so allocated or transferred become part of MassMutual's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MassMutual guarantees a rate of return on the allocated amount equal to 3%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see The Guaranteed Principal Account.

Is the level of the Death Benefit guaranteed? There are two Death Benefit options. The Death Benefit equals the greater of the Policy's Selected Face Amount for the Policy Year of death (plus the Account Value on the date of death if Death Benefit Option 2 is elected) or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds under either Option will be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions. So long as the Policy remains in force, the Death Benefit You have selected will be available. For details see Death Benefit Under The Policy.

Is the Death Benefit subject to income taxes? A Death Benefit paid under our Policies is usually fully excludable from the gross income of the Beneficiary for federal income tax purposes.

For details see Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt. There is no surrender charge. Withdrawals are allowed subject to certain restrictions and are subject to a withdrawal charge of 2.0% of the Account Value not to exceed $25.00 deducted from each Withdrawal. For details see Withdrawals. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Divisions in which the Policy has Account Value, and with the interest rate on the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until the Policy is surrendered. In connection with certain Withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed.

For details see Cash Surrender Value; Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a life insurance policy can subject it to retesting for a new seven-year period. During an insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans, and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not 59 1/2 For details see Modified Endowment Contracts.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract ("MEC"). This test examines the Policy for MEC status at the time of issue. The Company has further safeguards in place to monitor whether a Policy may become a modified endowment contract after issue.

For details see Federal Income Tax Considerations - Modified Endowment
Contracts.

What about Premiums? There are five concepts which are important to the discussion of premiums for this Policy: the minimum initial Policy premium; the minimum annual planned Policy premium; the planned Policy premium; the minimum Case premium; and the Initial Case Premium Paid.

A minimum initial Policy premium is payable either at the time You submit Your Application or at some time prior to the delivery of the Policy. The minimum annual planned Policy premium is a level amount used in determining the sales load percentage breakpoint and varies by initial Selected Face Amount, issue age, and sex. The planned Policy premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount of planned Policy premiums originally selected in the Application may be changed at any time upon written request.

The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual at the time the Policies are installed on the administration system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

For details see General Provisions Of The Policy - Premiums.

When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account? The initial Net Premium (i.e., premium paid less the deductions described in Deductions From Premiums) will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund (see Free Look Provision). At the end of the Free Look Period, the Account Value will be allocated to the GPA and/or Divisions according to the Policyowner's instructions in the Application and subject to MassMutual's allocation rules.

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Divisions? When You apply for a Policy You choose the percentages of Your premiums to be allocated to the Divisions (maximum of eight at one time) and the GPA. A Policyowner may choose any whole-number percentages as long as the total is 100%. The allocation of future Net Premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA and/or the Divisions by written request. Account Value may be transferred by dollar amount or by whole-number percentage, subject to restrictions. Only eight Divisions plus the GPA are available to a Policyowner at any one time. To allocate Net Premiums or to transfer Account Value to a ninth Division, the Policyowner must transfer 100% of the Account Value from one or more of the eight Divisions to which allocations are currently made. For details, see The Separate Account. Automated Account Value Transfer is also available. For details, see Automated Account Value Transfer. For details see Account Value.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned Policy premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment. For details see Termination and Grace Period.

Are there charges against the Policy? Certain charges are made against the Policy. Before allocation of any premium to the Account Value, a percentage of each premium paid is deducted for expenses related to the sale and distribution of the Policies. These charges are called sales loads and the percentages vary depending on the total Initial Case Premium Paid for all Policies in the Case before installation on the administration system. There are two additional deductions from gross premiums: (i) for state premium taxes; and
(ii) for Deferred Acquisition Cost ("DAC") tax expense. Each premium, net of these charges, is allocated to the GPA or the Divisions and becomes a part of the Account Value. For details see Deductions From Premium.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. These monthly deductions are equal to the sum of a mortality charge, an administrative charge, and an underwriting charge. The underwriting charge is only applicable for Policies issued under a regular underwriting approach.

Some deductions are made on a daily basis against the assets of the Divisions. A daily charge calculated at a current annual rate of .30% of the value of the assets of each Division is charged for mortality and expense risks. In no event will this rate exceed .60%. Similarly, tax assessments are calculated daily. Currently, We are not making any charges for income taxes, but We may make charges in the future against the Divisions for federal income taxes attributable to them.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see Charges Under The Policy and Federal Income Tax Considerations.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? While the Policy is in force, a loan may be made on the Policy, in a maximum amount equal to the Account Value on the date the loan is to be made reduced by: (i) any outstanding Policy Debt; (ii) interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date; and (iii) an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates from the date the loan is made, up to and including the next Policy Anniversary Date. (The maximum loan amount may be different if required by state law.)
For details see Policy Loan Privilege.

Are dividends paid on the Policy? The Policy is participating, therefore, it may share in any dividends that MassMutual pays. Dividends are based on the Policy's contribution to any divisible surplus of MassMutual. Any dividends will be payable on the Policy Anniversary Date. MassMutual does not expect that any dividends will be paid under the Policies. For details see Dividends.

Do I have a right to cancel? Under the Free Look Provision, the Policyowner has a limited right to return the Policy and receive a refund. This right expires on the latest of the following:

 . Ten days after You receive the Policy; or

 . Ten days after You receive a Notice of Withdrawal Right; or

 . 45 days after Part 1 of the Policy Application was signed.

The Policy may be returned to our Home Office, to any of our agency offices, or to the agent who sold You the Policy. For details see Free Look Provision.

Charges Under The Policy

Certain charges are deducted to compensate MassMutual for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the GPA or the selected Divisions, a deduction as a percentage of premium is made for the sales load, state premium taxes, and the DAC tax charge. The sales load percentage varies depending on the total Initial Case Premium Paid for all Policies in the Case.

Sales Load. Effective January 1, 1997 (subject to state availability), the sales load component of the premium deduction is based on the total Initial Case Premium Paid for all Policies under a Case before installation on the administration system. For Policies issued under a Case with an Initial Case Premium Paid of less than $3,500,000, the sales load percentages will decrease after the fifth Policy Year. For Policies issued under a Case with an Initial Case Premium Paid of $3,500,000 or more, the sales load will not change after the fifth Policy Year. Please note for Policies issued under a Case with an Initial Case Premium Paid of less than $3,500,000, the premiums are tracked on an annual cumulative basis for each Policy, and the year 1 through 5 sales load percentages will be higher on premium payments made below the specified minimum annual planned Policy premium.


                                   Sales Load
Initial Case Premium Paid                      Years 1-5            Years 6+

Less than $3,500,000

 Less than or equal to the
 Minimum Planned Policy
 Premium                                        18.00%                6.00%

 Greater than the Minimum
 Planned Policy Premium                          6.00%                6.00%

Greater than or equal to
$3,500,000 but less than
$7,000,000                                       5.50%                5.50%

Greater than or equal to
$7,000,000 but less than
$10,000,000                                      3.25%                3.25%

Greater than or equal to
$10,000,000                                       .75%                 .75%

For Policies issued under a Case installed on the administration system prior to January 1, 1997, the following sales load provision applies. For Policies issued under a Case with an Initial Case Premium Paid of less than $1,000,000, the sales load percentages will decrease after the fifth Policy Year. For Policies issued under a Case with an Initial Case Premium Paid of $1,000,000 or more, the sales load will not change after the fifth Policy Year. Please note for Policies issued under a Case with an Initial Case Premium Paid of less than $1,000,000, the premiums are tracked on an annual cumulative basis for each policy, and the year 1 through 5 sales load percentages will be higher on premium payments made below the specified minimum annual planned Policy premium.

                                   Sales Load

Initial Case Premium Paid                     Years 1-5             Years 6+

Less than $1,000,000
 Less than or equal to the
 Minimum Planned Policy
 Premium                                        18.00%                6.00%

 Greater than the Minimum
 Planned Policy Premium                          6.00%                6.00%

Greater than or equal to
$1,000,000 but less than
$2,500,000                                       7.00%                7.00%

Greater than or equal to
$2,500,000 but less than
$5,000,000                                       5.50%                5.50%

Greater than or equal to
$5,000,000 but less than
$10,000,000                                      4.00%                4.00%

Greater than or equal to
$10,000,000                                      3.25%                3.25%

The amount of the sales load in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales load, they will be recovered from MassMutual surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see Sales And Other Agreements - Commission Schedule. During 1997, the aggregate amount of sales load deductions was $1,480,364.

State Premium Tax Charge. Various states apply premium taxes at various rates. We currently deduct a percentage equal to the applicable state rate of each premium to cover premium taxes assessed against MassMutual by the various states. The applicable state rate will be either the Massachusetts rate or a higher rate. The current state premium tax charge ranges from 2.0% to 4.0% of each premium. This charge may increase or decrease to reflect either any change in the tax or changes of residence. The Policyowner should notify MassMutual of any change of residence. Any change in this charge would be effective immediately. During 1997, the aggregate state premium tax charge was $284,225.

Deferred Acquisition Cost ("DAC") Tax Charge. We deduct 1.0% of each premium to cover a federal premium tax assessed against MassMutual. This charge is reasonable in relation to MassMutual's federal income tax burden, under Internal Revenue Code Section 848, resulting from the receipt of premiums. During 1997, the aggregate DAC tax charge was $139,702.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge (also referred to as the Mortality Charge in the Policy) and an underwriting charge (if applicable) are deducted from the Variable Account Value and Fixed Account Value in proportion to the non-loaned Account Value in the Separate Account and the GPA.

Administrative Charge. A monthly charge is deducted to compensate MassMutual for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with Policyowners. Currently, the charge is $5.25 per month, or $63 annually, for each Policy. While this charge may increase or decrease, the maximum monthly administrative charge is $9 per month. (The maximum charge may be different if required by state law.) Such charges will not exceed the actual cost for such services. During 1997, the aggregate amount of deductions for administrative charges was $20,469.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the Insured's sex, attained age, the Policy Year in which the deduction is made, the smoker and rating class of the Policy, and the type of underwriting used for the Case. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. The maximum monthly cost of insurance charge for each $1,000 of insurance for which a charge applies is shown in the Table of Maximum Monthly Mortality Charges in the Policy. MassMutual may charge less than these maximum charges. Any change in these charges will apply to all Policies in the same class. During 1997, the aggregate amount of deductions for cost of insurance protection was $399,631.

Underwriting Charge. A monthly underwriting charge is deducted from Policies that are issued under a regular underwriting basis. The charge is based on the amount of insurance underwritten before the Case is installed on the administration system. This charge is fixed for a set number of Policy Years and is shown in the Other Information section of the Policy's Schedule Page. During 1997, the aggregate amount of deductions for the underwriting charge was $54,419.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Divisions for the mortality and expense risks We assume. We deduct a daily charge at a current effective annual rate of 0.30% of the value of each Division's assets that come from the Policy. While this charge may increase or decrease, the maximum charge is 0.60% annually. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1997 was $36,178.

The mortality risk We assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering Policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money We collect is insufficient, We will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. We do not currently make any charge against the Divisions for federal income taxes attributable to them. We may make such a charge eventually, however, in order to provide for the future federal income tax liability of the Divisions. For more information on charges for federal income taxes, see Federal Income Tax Considerations - MassMutual - Tax Status.

Charges for Investment Advisory Services.

The value of the Separate Account Divisions' assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds' total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1997:
                                                                         Total
                                                                          Fund
                                        Management        Other        Operating
Fund / Portfolio Name                      Fees          Expenses       Expenses
--------------------------------------------------------------------------------
MML Money Market(1)                       0.48%            0.04%          0.52%
MML Equity(1)                             0.35%            0.00%          0.35%
MML Equity Index(5)                       0.26%            0.11%          0.37%
MML Blend(1)                              0.38%            0.00%          0.38%
MML Managed Bond(1)                       0.44%            0.03%          0.47%
Oppenheimer Global Securities             0.70%            0.06%          0.76%
Oppenheimer Small Cap Growth(2)           0.75%            0.08%          0.83%
Oppenheimer Aggressive Growth             0.71%            0.02%          0.73%
Oppenheimer Growth                        0.73%            0.02%          0.75%
Oppenheimer Growth & Income               0.75%            0.08%          0.83%
Oppenheimer Multiple Strategies           0.72%            0.03%          0.75%
Oppenheimer High Income                   0.75%            0.07%          0.82%
Oppenheimer Strategic Bond                0.75%            0.08%          0.83%
Oppenheimer Bond                          0.73%            0.05%          0.78%
Oppenheimer Money                         0.45%            0.03%          0.48%
Panorama International Equity             1.00%            0.12%          1.12%
Panorama LifeSpan Cap Appreciation        0.85%            0.14%          0.99%
Panorama LifeSpan Div Income              0.75%            0.09%          0.84%
Panorama LifeSpan Balanced                0.85%            0.12%          0.97%
Goldman Sachs Capital Growth(4)           0.75%            0.15%          0.90%
Goldman Sachs Mid Cap Equity(4)           0.80%            0.15%          0.95%
Goldman Sachs CORE U.S. Equity(4)         0.70%            0.10%          0.80%
Goldman Sachs Growth and Income(4)        0.75%            0.15%          0.90%
MFS(R) New Discovery(3)                   0.90%            0.25%          1.15%
MFS(R) Emerging Growth                    0.75%            0.12%          0.87%
MFS(R) Research Series                    0.75%            0.13%          0.88%
T. Rowe Price New America Growth          0.85%              --           0.85%
T. Rowe Price Mid-Cap Growth              0.85%              --           0.85%

(1) MassMutual has agreed to bear the expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of these Funds through April 30, 1999. MassMutual does not expect that it will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund, or MML Money Market Fund due to this undertaking in 1998.

(2) The Oppenheimer Small Cap Growth Fund had no operating expenses in 1997 since it had not yet commenced operations. These figures represent the adviser's estimate of the Total Fund Operating Expenses for this Fund in 1998.

(3) The MFS(R) New Discovery Series had no operating expenses in 1997 since it had not yet commenced operations. These figures represent an estimate of the Total Fund Operating Expenses for this Series in 1998. The adviser agreed to bear expenses for the MFS(R) New Discovery Series, subject to reimbursement by this Series, for the current fiscal year, such that this Series' Other Expenses shall not exceed the 0.25%. The expense shown includes this reimbursement. If not included, the Other Expenses are estimated to be 0.47%, increasing the Total Fund Operating Expenses to 1.37%.

(4) The Goldman Sachs Variable Insurance Trust had no operating expenses in 1997 since it had not yet commenced operations. These figures represent an estimate of the Total Fund Operating Expenses for 1998. The investment advisers to the Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Equity, Goldman Sachs CORE U.S. Equity, and Goldman Sachs Growth and Income Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.15%, 0.15%, 0.10%, and 0.15% per annum of such Funds' average daily net assets, respectively. The expenses shown include this reimbursement. If not included, the Other Expenses for 1998 are estimated to be 4.49%, 5.34%, 2.29%, and 2.67% for the Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Equity, Goldman Sachs CORE U.S. Equity, and Goldman Sachs Growth and Income Funds, respectively.

(5) MassMutual agreed to bear the expenses of the MML Equity Index Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Fund in 1997. The expenses shown include this reimbursement. If not included, the Other Expenses would have been 0.16%, increasing the Total Fund Operating Expenses to 0.43%. MassMutual's obligation to bear these expenses for the MML Equity Index Fund terminated on May 1, 1998.

During 1997, MassMutual earned investment management fees of $8,082,863 from MML Equity Fund, $8,933,947 from MML Blend Fund, $913,026 from MML Managed Bond Fund, $703,344 from MML Money Market Fund and $61,760 from MML Equity Index Fund. During this same period, Mellon Equity earned investment management fees of $13,959 from MML Equity Index Fund. During 1997, Babson earned investment management fees from MassMutual of $1,905,294 for providing sub-advisory services to the MML Equity Fund and $2,835,066 for providing sub-advisory services to the Equity Sector of the MML Blend Fund.

During 1997, OFI earned investment management fees of $5,615,606 from the Oppenheimer Global Securities Fund, $5,324,309 from the Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), $2,859,202 from the Oppenheimer Growth Fund, $709,577 from the Oppenheimer Growth & Income Fund, $4,068,887 from the Oppenheimer Multiple Strategies Fund, $1,667,490 from the Oppenheimer High Income Fund, $1,197,613 from the Oppenheimer Strategic Bond Fund, $3,281,556 from the Oppenheimer Bond Fund and $601,698 from the Oppenheimer Money Fund.

During 1997, OFI earned investment management fees of $213,594 from the Panorama LifeSpan Diversified Income Portfolio, $504,390 from the Panorama LifeSpan Balanced Portfolio and $437,070 from the Panorama LifeSpan Capital Appreciation Portfolio. During 1997, BEA earned investment management fees of $160,466, Pilgrim Baxter earned investment management fees of $251,753 and Babson-Stewart earned investment management fees of $666,697 for providing day-to-day portfolio management for certain components of the Panorama LifeSpan Portfolios.

THE SEPARATE ACCOUNT

The Separate Account was established on July 13, 1988 as a separate investment account of MassMutual by MassMutual's Board of Directors in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of either the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts. Designated segments of the Separate Account will be used to receive and invest premiums for other variable life insurance policies issued by MassMutual. Such a segment has been established for the Policies.

Although the assets of the Separate Account are assets of MassMutual, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business We may conduct. They may, however, become subject to liabilities arising from other variable life insurance policies which the Separate Account funds. In addition, We may from time to time, at our discretion, transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses, and unrealized gains or losses from each Division are credited to or charged against that Division without regard to any of our other income, gains, or losses.

MassMutual may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

MassMutual has the right to establish additional Divisions of the Separate Account from time-to-time. Amounts credited to any additional Divisions established would be invested in shares of other Funds. For any Divisions, we have the right to substitute new Funds.

Investment of the Separate Account. The designated segment of the Separate Account has twenty-eight Divisions attributable to the Policy. Each Division invests in shares of either MML Trust, Oppenheimer Trust, Panorama Fund, and subject to state availability, Goldman Sachs VIT Trust, MFS Trust or T. Rowe Price Equity Series, Inc. The Divisions of the Separate Account are:

 .    The MML Equity Division - Amounts credited to this Division are invested in shares of MML Equity Fund, or its successor.

 .    The MML Equity Index Division - Amounts credited to this Division are invested in shares of MML Equity Index Fund, or its successor.

 .    The MML Blend Division - Amounts credited to this Division are invested in shares of MML Blend Fund, or its successor.

 .    The MML Managed Bond Division - Amounts credited to this Division are invested in shares of MML Managed Bond Fund, or its successor.

 .    The MML Money Market Division - Amounts credited to this Division are invested in shares of MML Money Market Fund, or its successor.

 .    The Oppenheimer Global Securities Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Global Securities Fund, or its successor.

 .    The Oppenheimer Capital Appreciation Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Aggressive Growth Fund , or its successor. (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.)

 .    The Oppenheimer Growth Division - Amounts credited to this Division are invested in shares of Oppenheimer Growth Fund, or its successor.

 .    The Oppenheimer Growth & Income Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Growth & Income Fund, or its successor.

 .    The Oppenheimer Multiple Strategies Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Multiple Strategies Fund, or its successor.

 .    The Oppenheimer High Income Division - Amounts credited to this Division are invested in shares of Oppenheimer High Income Fund, or its successor.

 .    The Oppenheimer Strategic Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Strategic Bond Fund, or its successor.

 .    The Oppenheimer Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Bond Fund, or its successor.

 .    The Oppenheimer Money Division - Amounts credited to this Division are invested in shares of Oppenheimer Money Fund, or its successor.

 .    The Oppenheimer Small Cap Growth Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Small Cap Growth Fund, or its successor.

 .    The Panorama International Equity Division - Amounts credited to this
     Division are invested in shares of the Panorama International Equity Portfolio, or its successor.

 .    The Panorama LifeSpan Capital Appreciation Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Capital Appreciation Portfolio, or its successor.

 .    The Panorama LifeSpan Balanced Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Balanced Portfolio, or its successor.

 .    The Panorama LifeSpan Diversified Income Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Diversified Income Portfolio, or its successor.

 .    The Goldman Sachs Capital Growth Division - Amounts credited to this
     Division are invested in shares of the Goldman Sachs Capital Growth Fund, or its successor.

 .    The Goldman Sachs Mid Cap Equity Division - Amounts credited to this
     Division are invested in shares of the Goldman Sachs Mid Cap Equity Fund, or its successor.

 .    The Goldman Sachs CORE U.S. Equity Division - Amounts credited to this
     Division are invested in shares of the Goldman Sachs CORE U.S. Equity Fund, or its successor.

 .    The Goldman Sachs Growth and Income Division - Amounts credited to this
     Division are invested in shares of the Goldman Sachs Growth and Income Fund, or its successor.

 .    The MFS(R) New Discovery Division - Amounts credited to this Division are invested in shares of the MFS(R) New Discovery Series, or its successor.


 .    The MFS(R) Emerging Growth Division - Amounts credited to this Division are invested in shares of the MFS(R) Emerging Growth Series, or its successor.

 .    The MFS(R) Research Division - Amounts credited to this Division are invested in shares of the MFS(R) Research Series, or its successor.

 .    The T. Rowe Price Mid-Cap Growth Division - Amounts credited to this
     Division are invested in shares of the T. Rowe Price Mid-Cap Growth Portfolio, or its successor.

 .    The T. Rowe Price New America Growth Division - Amounts credited to this
     Division are invested in shares of the T. Rowe Price New America Growth Portfolio, or its successor.

The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge. The shares of the underlying Fund purchased by each Division will be held by MassMutual as custodian of the Separate Account.

A Policyowner may allocate Account Value to no more than eight Divisions at any one time. To allocate Net Premium or to transfer Account Value to a ninth Division which does not have Account Value allocated to it, a Policyowner must transfer 100% of the Account Value from one or more of the eight "active" Divisions to which allocations are currently made.

Some of the Funds available to You are similar to mutual funds offered in the retail marketplace. These Funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these Funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail mutual funds. In fact, performance of these Funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the Funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the Funds that are available to You in this policy and is not an indication of future performance of such Funds.

There is no assurance that the Funds will achieve there stated objectives. The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are attached to this prospectus. You should read the information contained in the Fund prospectuses before making allocations to any Division of the Separate Account.

MML Series Investment Fund

The MML Series Investment Fund ("MML Trust") is a no-load, open-end management investment company registered under the Investment Company Act of 1940. MML Equity Fund, MML Equity Index Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund (collectively, the "MML Funds") are separate series of shares of the MML Trust. MassMutual acts as investment manager to each of the MML Funds. David L. Babson and Company, Inc. ("Babson") serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund.

MassMutual has also entered into an investment sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual, Babson and Mellon Equity are registered as investment advisers under the Investment Advisers Act of 1940.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual also serves as the investment adviser to MassMutual Corporate Value Partners, Limited; MassMutual High Yield Partners, II, LLC; and MassMutual Institutional Funds. MassMutual serves as collateral co-manger for MassMutual Carlson CBO, N.V.

Citibank, N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for each of the MML Funds, other than the MML Equity Index Fund. Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the MML Equity Index Fund.

MML Equity Fund

The primary investment objective of the MML Equity Fund is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

MML Equity Index Fund

The investment objective of the MML Equity Index Fund is to provide investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies., Inc.)

MML Blend Fund

The investment objective of the MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. This Fund may invest in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

MML Managed Bond Fund

The investment objective of the MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. The assets of this Fund will be invested primarily in investment grade, publicly traded, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

MML Money Market Fund

The investment objectives of the MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The assets of this Fund will be invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Trust") is an open-end, diversified, management investment company registered under the Investment Company Act of 1940. Oppenheimer Global Securities Fund, Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), Oppenheimer Growth Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Bond Fund, Oppenheimer Money Fund, and Oppenheimer Small Cap Growth Fund (collectively, the "Oppenheimer Funds") are part of the Oppenheimer Trust.

OppenheimerFunds, Inc. ("OFI") supervises the investment operations of the Oppenheimer Trust and determines the composition of each respective portfolio, and furnishes advice and recommendations with respect to the investments, investment policies and purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund.

OFI, located at Two World Trade Center, New York, NY 10048-0203, has operated as an investment adviser since 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $85 billion as of September 30, 1998, and having more than 4 million shareholder accounts. OFI is owned by Oppenheimer

Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

The Bank of New York, with its home office located at One Wall Street, New York, NY 10015, acts as custodian for each of the Oppenheimer Funds.

Oppenheimer Global Securities Fund

The investment objective of the Oppenheimer Global Securities Fund is to seek long-term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies, cyclical companies and special investment opportunities (anticipated acquisitions, mergers or other unusual developments) which are considered by OFI, in its capacity as investment manager of the Funds, to have appreciation possibilities but which may be considered to be speculative. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

Oppenheimer Aggressive Growth Fund

The investment objective of the Oppenheimer Aggressive Growth Fund is capital appreciation. (Prior to May 1, 1998, this Fund was named Capital Appreciation Fund.) In seeking this objective the Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular company's products or services.

Oppenheimer Growth Fund

The investment objective of the Oppenheimer Growth Fund is to seek to achieve capital appreciation by investing in securities of well-known established companies (companies which have a history of earnings and dividends). Current income is a secondary consideration in the selection of the Growth Fund's portfolio securities.

Oppenheimer Growth & Income Fund

The investment objective of the Oppenheimer Growth & Income Fund is to seek a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

Oppenheimer Multiple Strategies Fund

The investment objective of the Oppenheimer Multiple Strategies Fund is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

Oppenheimer High Income Fund

The investment objective of the Oppenheimer High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities, including long-term debt obligations and preferred stock issues believed by OFI, in its capacity as investment manager of the Fund, not to involve undue risk. This Fund's investment policy is to assume certain risks (described more fully in the attached prospectus for the Oppenheimer Trust) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities ratings services, and unrated securities.

Oppenheimer Strategic Bond Fund

The investment objective of the Oppenheimer Strategic Bond Fund is to seek a high level of current income principally derived from interest income from investments in U.S. government securities, lower rated high yield fixed-income securities, and foreign fixed-income securities and to seek to enhance such income by writing covered call options on debt securities.

Oppenheimer Bond Fund

The investment objective of the Oppenheimer Bond Fund is to seek a high level of current income by investing primarily in debt securities. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

Oppenheimer Money Fund

The investment objective of the Oppenheimer Money Fund is to maximize current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Small Cap Growth Fund*

The investment objective of the Oppenheimer Small Cap Growth Fund is capital appreciation. Current income is not an objective. In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies with market capitalization less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options, in proportions which may vary from time to time.

*Subject to state availability.


Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Panorama LifeSpan Capital Appreciation Portfolio, Panorama LifeSpan Balanced Portfolio, Panorama LifeSpan Diversified Income Portfolio (collectively, the "Panorama LifeSpan

Portfolios"), and Panorama International Equity Portfolio are part of the Panorama Fund

OFI supervises the investment operations of the Panorama Fund and determines the composition of each respective portfolio, and furnishes advice and recommendations with respect to the investments, investment policies and purchase and sale of securities, pursuant to an investment advisory agreement with each Panorama Portfolio.

OFI has engaged three sub-advisers: Babson-Stewart Ivory International ("Babson-Stewart"), BEA Associates ("BEA") and Pilgrim Baxter & Associates ("Pilgrim Baxter") to provide day-to-day portfolio management for certain components of the Panorama LifeSpan Portfolios.

Bank of New York, 90 Washington Street, New York, NY 10206, acts as custodian for each of the Panorama Portfolios.

Panorama LifeSpan Capital Appreciation Portfolio

The investment objective of the Panorama LifeSpan Capital Appreciation Portfolio is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks.

Panorama LifeSpan Balanced Portfolio

The investment objective of the Panorama LifeSpan Balanced Portfolio is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger focus on stocks.

Panorama LifeSpan Diversified Income Portfolio

The investment objective of the Panorama LifeSpan Diversified Income Portfolio is to seek high current income with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

Panorama International Equity Portfolio*

The investment objective of the Panorama International Equity Portfolio is to achieve long-term growth of capital by investing primarily in equity securities (such as common stocks) of non-U.S. issuers trading for the most part in non-U.S. markets.

*Subject to state availability.


Goldman Sachs Variable Insurance Trust

The Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT Trust") is an open-end, management investment company, organized in Delaware in September, 1997. The Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs CORE U.S. Equity Fund, and Goldman Sachs Growth and Income Fund are each a separate series of shares of the Goldman Sachs VIT Trust.

Goldman Sachs Asset Management ("GSAM") is a separate operating division of Goldman Sachs & Co. It serves as investment adviser to the Goldman Sachs Growth and Income, Goldman Sachs CORE U.S. Equity, Goldman Sachs Capital Growth and Goldman Sachs Mid Cap Equity Funds. GSAM is located at One New York Plaza, New York, New York, 10004.

The custodian for each fund of the Goldman Sachs VIT Trust is State Street Bank and Trust Company. It is located at 1776 Heritage Drive, North Quincy, Massachusetts, 02110.

Goldman Sachs Capital Growth Fund*

The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

*Subject to state availability.

Goldman Sachs Mid Cap Equity Fund*

The Goldman Sachs Mid Cap Equity Fund seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap Index at the time of investment, currently between $400 million and $16 billion.

*Subject to state availability.

Goldman Sachs CORE U.S. Equity Fund*

The Goldman Sachs CORE U.S. Equity Fund seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

*Subject to state availability.

Goldman Sachs Growth and Income Fund*

The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

*Subject to state availability.


MFS(R) Variable Insurance Trust(SM)

The MFS(R) Variable Insurance Trust(SM)("MFS Trust") is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS(R) New Discovery Series, MFS(R) Emerging Growth Series and MFS(R) Research Series (collectively referred to as "MFS Series") are each a separate series of shares of the MFS Trust.

Massachusetts Financial Services Company ("MFS Co."), advises the MFS Series. MFS Co. is a Delaware corporation and is located at 500 Boylston Street, Boston, Massachusetts 02116.

State Street Bank and Trust Company is the custodian of the MFS Series. It is located at 225 Franklin Street, Boston, Massachusetts 02110.

MFS(R) New Discovery*

The investment objective of the MFS(R) New Discovery Series is to seek capital appreciation. This objective is met by investing, under normal market conditions, at least 65% of its total assets in companies that are believed to offer superior prospects for growth. Such securities may either be listed on the securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies.

*Subject to state availability.

MFS(R) Emerging Growth Series*

The investment objective of the MFS(R) Emerging Growth Series is to provide long-term growth of capital through investing primarily in common stocks of companies which are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies).

*Subject to state availability.

MFS(R) Research Series*

The investment objective for the MFS(R) Research Series is to provide long-term growth of capital and future income. In seeking this objective, the Fund invests a substantial portion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the Fund's assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.

*Subject to state availability.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio and
T. Rowe Price New America Growth Portfolio are each a separate series of shares of T. Rowe Price Equity Series, Inc.

T. Rowe Price Associates, Inc. ("T. Rowe Price") was founded in 1937 and is the investment adviser to each of the Portfolios. Its business address is 100 East Pratt Street, Baltimore, Maryland 21202.

State Street Bank and Trust Company and The Chase Manhattan Bank, N.A., London are the custodians for the T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. The custodians' main offices are located at 225 Franklin Street, Boston, Massachusetts 02110 and Woolgate House, Coleman Street, London, EC2P 2HD, England, respectively.

T. Rowe Price Mid-Cap Growth Portfolio*

The investment objective of the T. Rowe Price Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in common stocks of medium sized (mid-cap) growth companies, which are defined as companies with market capitalizations within a range of $300 million and $5 billion. The Portfolio focuses on companies with superior earnings growth potential that are no longer considered new or emerging but may still be in the dynamic phase of their life cycles.

*Subject to state availability.

T. Rowe Price New America Growth Portfolio*

The investment objective of the T. Rowe Price New America Growth Portfolio is to provide long-term capital growth. This objective is met by investing in the stocks of service companies, regardless of size, which are expected to show superior earnings growth and are above-average performers in their fields. The Portfolio may also invest up to 25% of total assets in nonservice-related growth companies.

*Subject to state availability.

The Oppenheimer Trust, Panorama Fund, MML Trust, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. were established to provide investment vehicles for variable life insurance contracts and variable annuities contracts. Shares of the MML Trust and Panorama Fund are not offered to the general public. They are offered solely to MassMutual separate investment accounts and other life insurance company separate accounts of MassMutual subsidiaries. Shares of the Oppenheimer Trust, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. are also not offered to the general public. They are offered to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity, variable life insurance contracts and qualified plans.

Shares of the Funds may be sold to and held by separate accounts which fund variable annuity and variable life insurance contracts. As a result, certain conflicts of interests between variable annuity owners, variable life insurance Policyowners and program investors may occur. Each Board of Trustees/Directors will monitor their respective Fund(s) for any material irreconcilable conflict of interest. Each will determine the appropriate action, if any, which should be taken if a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life policies.

Rates of Return. Tables 1 and 3 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the Funds based on the actual investment performance (after deduction of investment management fees and other operating expenses). Table 2 shows the Effective Annual Rates of Return of the Divisions of the Separate Account based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charges.

Table 1 shows figures for periods ended December 31, 1997, for the Funds. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account.

Table 2 shows figures for periods ended December 31, 1997 and assumes that the Divisions have been in operation for the same periods as the underlying Fund in which they invest. It reflects the total of the income generated by the Fund net of investment management fees and other operating expenses, plus capital gains and losses, realized or unrealized, and net of the current mortality and expense risk charge.

Tables 1, 2 and 3 do not reflect deductions from premiums or administrative, cost of insurance, and underwriting charges assessed against the Account Value of the Policies. See Charges Under The Policy - Deductions From Premiums and Account Value Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Account Value And Cash Surrender Value - Investment Return). If these charges were included, the total return figures would be lower. The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of the Funds' investment advisers and sub-advisers.

                                     TABLE 1
                        EFFECTIVE ANNUAL RATES OF RETURN/1/
                             AS OF DECEMBER 31, 1997


                                                 1          3            5            10          15           20         Since
             Fund (Inception Date)              Year       Years        Years        Years       Years        Years     Inception
---------------------------------------------------------------------------------------------------------------------------------
MML Equity (9/15/71)/2/                        28.59%      26.57%       18.25%       16.44%      16.19%      16.20%       14.78%
MML Equity Index (5/1/97)/3/                    ----        ----         ----         ----        ----        ----        21.93%
MML Blend (2/3/84)                             20.89%      19.29%       13.81%       13.68%       ----        ----        13.67%
MML Managed Bond (12/16/81)                     9.91%      10.58%        7.79%        9.08%      9.73%        ----        10.37%
MML Money Market (12/16/81)/4/                  5.18%       5.27%        4.47%        5.63%      6.44%        ----         6.73%
Oppenheimer Global Securities (11/12/90)       22.42%      13.82%       18.81%        ----        ----        ----        12.26%
Oppenheimer Aggressive Growth (8/15/86)/5/     11.67%      21.17%       15.92%       16.23%       ----        ----        15.31%
Oppenheimer Growth (4/3/85)                    26.68%      29.42%       18.61%       16.67%       ----        ----        15.43%
Oppenheimer Growth & Income (7/5/95)           32.48%       ----         ----         ----        ----        ----        37.24%
Oppenheimer Multiple Strategies (2/9/87)       17.22%      18.00%       13.31%       12.74%       ----        ----        12.04%
Oppenheimer High Income (4/30/86)              12.21%      15.90%       13.75%       14.32%       ----        ----        13.35%
Oppenheimer Strategic Bond (5/3/93)             8.71%      12.00%        ----         ----        ----        ----         7.64%
Oppenheimer Bond (4/3/85)                       9.25%      10.23%        8.23%        9.50%       ----        ----         9.89%
Oppenheimer Money (4/3/85)/4/,/6/               5.31%       5.35%        4.70%        5.79%       ----        ----         5.94%
Panorama International Equity (5/13/92)         8.11%      10.53%       10.78%        ----        ----        ----         8.66%
Panorama LifeSpan Capital Appreciation
(9/1/95)                                       12.53%       ----         ----         ----        ----        ----        16.07%
Panorama LifeSpan Balanced (9/1/95)            12.20%       ----         ----         ----        ----        ----        13.71%
Panorama LifeSpan Diversified Income
(9/1/95)                                       12.51%       ----         ----         ----        ----        ----        10.84%
MFS(R)Emerging Growth 7/24/95)                 21.90%       ----         ----         ----        ----        ----        23.53%
MFS(R)Research (7/26/95)                       20.26%       ----         ----         ----        ----        ----        22.13%
T. Rowe Price New America Growth (3/31/94)     21.12%      30.01%        ----         ----        ----        ----        23.66%
T. Rowe Price Mid-Cap Growth (12/31/96)        18.80%       ----         ----         ----        ----        ----        18.80%


     1. The Average Annual Rate of Return (Total Return) is calculated by determining, over a stated period time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.
     2. Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate Average Annual Rates of Return is available only for the year 1974 and subsequent periods.
     3. This is the return for the period May 1, 1997 to December 31, 1997.
     4. An investment in money market funds is neither insured nor guaranteed by the U.S. Government and such a fund's net asset value is not guaranteed to remain stable at $1.00 per share.
     5. Prior to May 1, 1998, this Fund was known as the Oppenheimer Capital Appreciation Fund.
     6. Although the Oppenheimer Money Fund commenced operations on April 3, 1985, the information necessary to calculate performance information is available only for the year 1987 and thereafter.

Performance of Oppenheimer Small Cap Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Growth and Income Fund, and MFS(R) New Discovery Series is unavailable since these Funds had not commenced operations as of December 31, 1997.

                                     TABLE 2
 EFFECTIVE ANNUAL RATES OF RETURN/1/ OF EACH DIVISION OF THE SEPARATE ACCOUNT
                             AS OF DECEMBER 31, 1997


                                                            1                 5                    10                    Since
           Division (Inception Date)                      Year              Years                 Years                Inception
------------------------------------------------------------------------------------------------------------------------------------

MML Equity (9/15/71)/5/                                  28.29%             17.95%                16.14%                14.48%
MML Equity Index (5/1/97)/2/                               ----               ----                  ----                21.63%
MML Blend (2/3/84)                                       20.59%             13.51%                13.38%                13.37%
MML Managed Bond (12/16/81)                               9.61%              7.49%                 8.78%                10.07%
MML Money Market (12/16/81)                               4.88%              4.17%                 5.33%                 6.43%
Oppenheimer Global Securities (11/12/90)                 22.12%             18.51%                  ----                11.96%
Oppenheimer Capital Appreciation (8/15/86)/4/            11.37%             15.62%                15.93%                15.01%
Oppenheimer Growth (4/3/85)                              26.38%             18.31%                16.37%                15.13%
Oppenheimer Growth & Income (7/5/95)                     32.18%               ----                  ----                36.94%
Oppenheimer Multiple Strategies (2/9/87)                 16.92%             13.01%                12.44%                11.74%
Oppenheimer High Income (4/30/86)                        11.91%             13.45%                14.02%                13.05%
Oppenheimer Strategic Bond (5/3/93)                       8.41%               ----                  ----                 7.34%
Oppenheimer Bond (4/3/85)                                 8.95%              7.93%                 9.20%                 9.59%
Oppenheimer Money (4/3/85)/3/                             5.01%              4.40%                 5.49%                 5.64%
Panorama International Equity (5/13/92)                   7.81%             10.48%                  ----                 8.36%
Panorama LifeSpan Capital Appreciation (9/1/95)          12.23%               ----                  ----                15.77%
Panorama LifeSpan Balanced (9/1/95)                      11.90%               ----                  ----                13.41%
Panorama LifeSpan Diversified Income (9/1/95)            12.21%               ----                  ----                10.54%
MFS(R)Emerging Growth (7/24/95)                          21.60%               ----                  ----                23.23%
MFS(R)Research (7/26/95)                                 19.96%               ----                  ----                21.83%
T. Rowe Price New America Growth (3/31/94)               20.82%               ----                  ----                23.36%
T. Rowe Price Mid-Cap Growth (12/31/96)                  18.50%               ----                  ----                18.50%


     1. Performance information assumes current mortality and expense risk charges of .30%. If guaranteed mortality and risk expense charges were used, the performance results would be lower.
     2. This is the return for the period May 1, 1997 to December 31, 1997.
     3. Although the Oppenheimer Money Fund commenced operations on April 3, 1985, the information necessary to calculate the performance information is available only for the year 1987 and thereafter.
     4. This Division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.
     5. Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate Average Annual Rates of Return is available only for the year 1974 and subsequent periods.

Performance of Oppenheimer Small Cap Growth Division, Goldman Sachs Capital Growth Division, Goldman Sachs Mid Cap Equity Division, Goldman Sachs CORE U.S. Equity Division, Goldman Sachs Growth and Income Division, and MFS(R) New Discovery Division is unavailable since these Divisions had not commenced operations as of December 31, 1997.

                                     Table 3
                             ONE YEAR TOTAL RETURNS/1/


For the year ended  1997     1996      1995     1994     1993      1992     1991      1990      1989     1988     1987       1986

------------------------------------------------------------------------------------------------------------------------------------
   MML Equity
   (9/15/71)/2/    28.59%   20.25%    31.13%    4.10%    9.52%    10.48%   25.56%    (0.51)%   23.04%   16.68%    2.10%     20.15%
MML Equity Index
    (5/1/97)/3/    21.93%    ----      ----     ----     ----      ----     ----      ----      ----     ----     ----       ----
    MML Blend
    (2/3/84)       20.89%   13.95%    23.28%    2.48%    9.70%     9.36%   24.00%     2.37%    19.96%   13.40%    3.12%     18.30%
  MML Mgd. Bond
   (12/16/81)       9.91%    3.25%    19.14%   (3.76)%  11.81%     7.31%   16.66%     8.38%    12.83%    7.13%    2.60%     14.46%
 MML Money Mrkt.
   (12/16/81)       5.18%    5.01%     5.58%    3.84%    2.75%     3.48%    6.01%     8.12%     9.16%    7.39%    6.49%      6.60%
   Opp. Global
Secur. (11/12/90)  22.42%   17.80%     2.24%   (5.72)%  70.32%    (7.11)%   3.39%     0.40%     ----     ----     ----       ----
Opp. Agg. Growth
   (8/15/86)/4/    11.67%   20.16%    32.52%   (7.59)%  27.32%    15.42%   54.72%   (16.82)%   27.57%   13.41%   14.34%     (1.65)%
   Opp. Growth
    (4/3/85)       26.68%   25.20%    36.65%    0.97%    7.25%    14.53%   25.54%    (8.21)%   23.59%   22.09%    3.32%     17.76%
  Opp. Grth. &
  Inc. (7/5/95)    32.48%   32.51%    23.52%    ----     ----      ----     ----      ----      ----     ----     ----       ----
   Opp. Multi.
 Strat. (2/9/87)   17.22%   15.50%    21.36%   (1.95)%  15.95%    8.99%    17.48%    (1.91)%   15.76%   22.15%    3.97%      ----
 Opp. High Inc.
    (4/30/86)      12.21%   15.26%    20.37%   (3.18)%  26.34%    17.92%   33.91%     4.65%     4.84%   15.58%    8.07%      4.73%
Opp. Strat. Bond
    (5/3/93)        8.71%   12.07%    15.33%   (3.78)%   4.25%     ----     ----      ----      ----     ----     ----       ----
    Opp. Bond
    (4/3/85)        9.25%    4.80%    17.00%   (1.94)%  13.04%    6.50%    17.63%     7.92%    13.32%    8.97%    2.52%     10.12%
   Opp. Money
    (4/3/85)        5.31%    5.13%     5.62%   (4.20)%   3.12%    3.76%     5.97%     7.80%     8.82%    7.31%    6.33%      5.68%
 Panorama Intl.
Equity (5/13/92)    8.11%   13.26%    10.30%    1.44%   21.80%   (4.32)%    ----      ----      ----     ----     ----       ----
  LifeSpan Cap.
 Appr. (9/1/95)    12.53%   17.97%     6.65%    ----     ----      ----     ----      ----      ----     ----     ----       ----
  LifeSpan Bal.
    (9/1/95)       12.20%   13.38%     6.08%    ----     ----      ----     ----      ----      ----     ----     ----       ----
  LifeSpan Div.
  Inc. (9/1/95)    12.51%    6.93%     5.69%    ----     ----      ----     ----      ----      ----     ----     ----       ----
  MFS(R)Emerging
Growth (7/24/95)   21.90%   17.02%     ----     ----     ----      ----     ----      ----      ----     ----     ----       ----
  MFS(R)Research
    (7/26/95)      20.26%   22.33%     ----     ----     ----      ----     ----      ----      ----     ----     ----       ----
  T. Rowe Price
   New America
Growth (3/31/94)   21.12%   20.09%    51.10%    1.00%    ----      ----     ----      ----      ----     ----     ----       ----
  T. Rowe Price
 Mid-Cap Growth
   (12/31/96)      18.80%    ----      ----     ----     ----      ----     ----      ----      ----     ----     ----       ----


                                     Table 3
                             ONE YEAR TOTAL RETURNS/1/

For the year ended          1985      1984     1983     1982
-------------------------------------------------------------------

   MML Equity
   (9/15/71)/2/            30.54%     5.40%   22.85%    25.67%
MML Equity Index
    (5/1/97)/3/             ----      ----     ----      ----
    MML Blend
    (2/3/84)               24.88%     8.24%    ----      ----
  MML Mgd. Bond
   (12/16/81)              19.94%    11.69%    7.26%    22.79%
 MML Money Mrkt.
   (12/16/81)               8.03%    10.39%    8.97%    11.12%
   Opp. Global
Secur. (11/12/90)           ----      ----     ----      ----
Opp. Agg. Growth
   (8/15/86)/4/             ----      ----     ----      ----
   Opp. Growth
    (4/3/85)                9.50%     ----     ----      ----
  Opp. Grth. &
  Inc. (7/5/95)             ----      ----     ----      ----
   Opp. Multi.
 Strat. (2/9/87)            ----      ----     ----      ----
 Opp. High Inc.
    (4/30/86)               ----      ----     ----      ----
Opp. Strat. Bond
    (5/3/93)                ----      ----     ----      ----
    Opp. Bond
    (4/3/85)               18.82%     ----     ----      ----
   Opp. Money
    (4/3/85)                7.25%     ----     ----      ----
 Panorama Intl.
Equity (5/13/92)            ----      ----     ----      ----
  LifeSpan Cap.
 Appr. (9/1/95)             ----      ----     ----      ----
  LifeSpan Bal.
    (9/1/95)                ----      ----     ----      ----
  LifeSpan Div.
  Inc. (9/1/95)             ----      ----     ----      ----
  MFS(R)Emerging
Growth (7/24/95)            ----      ----     ----      ----
  MFS(R)Research
    (7/26/95)               ----      ----     ----      ----
  T. Rowe Price
   New America
Growth (3/31/94)            ----      ----     ----      ----
  T. Rowe Price
 Mid-Cap Growth
   (12/31/96)               ----      ----     ----      ----

     1. The figures shown are one year total returns from the inception of the Funds. These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the Account Value of the Policies. If these charges were included, the total return figures would be lower. The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of each of the Funds' investment advisers.
     2. The figures for the MML Equity Fund from 1974 through 1981 are as follows: 1974: (17.61)%; 1975: 32.85%; 1976: 24.77%; 1977: (0.52)%;
          1978: 3.71%; 1979: 19.54% 1980: 27.62%; 1981: 6.67%.
     3.   This is the return for the period May 1, 1997 to December 31, 1997.
     4. Prior to May 1, 1998, this Fund was known as the Oppenheimer Capital Appreciation Fund.

Performance of Oppenheimer Small Cap Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Growth and Income Fund, and MFS(R) New Discovery Series is unavailable since these Funds had not commenced operations as of December 31, 1997.

General Provisions Of The Policy

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. A Policyowner may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Five premium concepts are very important under the Policy: the minimum annual planned Policy premium, planned Policy premium, minimum initial Policy premium, minimum Case premium, and Initial Case Premium Paid.

Planned Policy Premiums. The minimum annual planned Policy premium is determined by the initial Selected Face Amount, issue age and sex classification of the Policy. For a Policy in a Case with an Initial Case Premium Paid of less than $3,500,000, the sales load percentage is greater in each of the first ten Policy Years up to the minimum annual planned Policy premium.

Planned Policy premiums are elected in the Application and may be changed at any time. Planned Policy premiums are the basis for the Policy's premium billing. The planned Policy premium may be subject to minimum and maximum amounts depending on the Selected Face Amount of the Policy, the Insured's age, sex and smoking class and the amount of the initial premium paid.

There is no penalty if the planned Policy premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned Policy premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see Termination.

The following table shows the minimum annual planned Policy premium (also referred to as the "Cut-Off" premium) at certain ages for a Policy with a Selected Face Amount of $100,000 in all years, under Death Benefit Option 1. (See Death Benefits Under The Policy.)

                      MINIMUM ANNUAL PLANNED POLICY PREMIUM
                       LEVEL $100,000 SELECTED FACE AMOUNT
                            (DEATH BENEFIT OPTION 1)

                                          Issue Age
                          ------------------------------------------
    Class                    Age 25         Age 40        Age 55
    -----                    ------         ------        ------

MALE SMOKER                   $792          $1,150        $3,486
FEMALE SMOKER                 $640          $1,259        $2,516
UNISEX SMOKER                 $762          $1,521        $3,294

MALE NONSMOKER                $666          $1,269        $2,705
FEMALE NONSMOKER              $578          $1,082        $2,185
UNISEX NONSMOKER              $648          $1,231        $2,593

MALE UNISMOKER                $734          $1,403        $2,945
FEMALE UNISMOKER              $603          $1,128        $2,245
UNISEX UNISMOKER              $708          $1,345        $2,789

Minimum Initial Policy Premium. A minimum initial Policy premium must be paid along with an Application or at any time prior to the delivery of the Policy. The amount of the minimum initial Policy premium is the amount which, after the deductions for sales load, state premium tax, and DAC tax charge (see Deductions From Premiums), is sufficient (disregarding investment performance) to pay twelve times the first monthly deduction (see Account Value Charges). Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time and in any amount.

Minimum Case Premium. The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case.

Initial Case Premium Paid. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual before the Case is installed on the administrative system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $100.00. We have the right to refund a premium paid in any year if it will increase the net amount at risk under the Policy. Premium payments should be sent to our Home Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy enters a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction. A Policyowner will receive a notice from Us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made by the later of the 61 days or 30 days after We have mailed the written notice, the Policy terminates without value.

Death Benefit Under The Policy

The Death Benefit is the amount payable to the named Beneficiary(ies) when the Insured dies. Upon receiving due proof of death, We pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options as described under Additional Provisions Of The Policy - Payment Options.

In the Application, the applicant may select a Selected Face Amount for each Policy Year. Under Death Benefit Option 1, the Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. Under Death Benefit Option 2, the Death Benefit is the greater of the sum of the Selected Face Amount in effect on the date of death plus the Account value on the date of death, or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth in the Table Of Minimum Face Amount Percentages in the Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is that part of any monthly deduction applicable for the period beyond the date of death. Any Policy Debt outstanding on the date of death and any monthly charges unpaid as of the date of death are deducted from the Death Benefit. If the Insured dies after the first Policy Year, We will also include a pro-rata share of any dividend allocated to the Policy for the year death occurs. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in Additional Provisions Of The Policy - Payment Options.

The Selected Face Amount may be increased six months after issue or a previous increase upon request by the Policyowner, subject to receipt by MassMutual of adequate evidence of insurability. Additionally, any increase in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of: (i) the date 15 days after a written request for such change has been received and approved by us; or (ii) the requested effective date of the change. Any increase must be for at least $5,000. Under Death Benefit Option 1, the Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount. Under Option 2, the Death Benefit may be increased or decreased by investment experience. (No increase will be allowed after the Policy Anniversary Date nearest the Insured's 85th birthday.)

Example: The following example shows how the Death Benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

                                             Policy A            Policy B
                                             --------            --------

(a)  Selected Face Amount:                   $100,000            $100,000

(b)  Account Value on
     Date of Death:                           $40,000             $50,000

(c)  Minimum Face Amount
     Percentage on
     Date of Death:                              240%                240%

(d)  Minimum Face
     Amount (b x c):                          $96,000            $120,000

     Death Benefit if
     Option #1 in effect

     (greater of a and d):                   $100,000            $120,000

     Death Benefit if
     Option #2 in effect
     (greater of (i) a + b
     and (ii) d):                            $140,000            $150,000

(Examples assume no additions to or deductions from the Selected Face Amount or Minimum Face Amount are applicable.)

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is equal to the Variable Account Value plus the Fixed Account Value. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated to the MML Money Market Division until the later of: (1) the expiration of the Free Look Period, or (2) receipt by MassMutual of notice that the Owner has received the Policy. Subject to the allocation rules described in the Policy, the Account Value is then allocated among the Divisions and the GPA in accordance with the Policyowner's instructions in the Application, subject to applicable restrictions.

Transactions with respect to the Account Value are effected by the purchase and sale of accumulation units. Purchases and sales are made at the unit value as of the Valuation Time on the Valuation Date if the premium or transaction request for such purchase or sale is received by Us before the Valuation Time. Otherwise, purchases and sales will be made as of the next following Valuation Date or a later date requested by the Policyowner. Unit values are determined on each Valuation Date.

All or part of the Account Value may be transferred among Divisions and the GPA by written request. Transfers between

Divisions may be by dollar amount or by whole-number percentage. There is no limit on the number of transfers a Policyowner may make. MassMutual currently does not intend to charge a fee for transfers, however, MassMutual reserves the right to charge a fee not to exceed $10 per transfer if there are more than six transfers in a Policy Year to compensate MassMutual for the cost of processing transfers. Policyowners, however, may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA (excluding Policy Debt) at the time of the transfer. However, if in each of the previous three policy years, 25% of the account value in the GPA has been transferred and there have been no premium payments or transfers (except as a result of a policy loan) to the GPA, 100% of the account value in the GPA (excluding policy loans) may be transferred to the Separate Account. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. All transfers made on one Valuation Date are considered one transfer.

Automated Account Value Transfer. Automated Account Value Transfer permits the Policyowner to specify transfers of a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any combination of Divisions and the GPA. A number of transfer options are available. Automated Account Value Transfer transfers are not available from more than one Division or from the GPA. This process is considered one transfer per Policy Year.

The main objective of Automated Account Value Transfer is to shield the Policyowner's investment from short term price fluctuations. Theoretically, a lower than average cost per unit may or may not be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Automated Account Value Transfer can be started, changed or canceled at any time. Transfers will only be made on a monthly basis on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after the request is received by the Home Office. If the request is received before the end of the Free Look Period, the effective date of the first automated transfer will be coincident with the end of this Period.

Transfers will occur automatically. The Policyowner will specify the specific dollar amounts or whole-number percentages to be transferred and the Division from which the transfers will be made, the Division(s) and/or GPA to which the automated transfer is to be made and the length of time during which transfers will continue.

If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro-rata basis to all the designated Divisions and the GPA. No more automated transfers will be processed.

Investment Return.  The investment return of a Policy is based on:

 .    The Account Value held in each Division for that Policy;

 .    The investment experience of each Division as measured by its actual net rate of return; and

 .    The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined - that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time while the Insured is living. Unless a later effective date is selected, surrender is effective on the date We receive the Policy and a written request in proper form at our Home Office. The Policy and a written request for surrender are deemed received on the date on which they are received by mail at MassMutual's Home Office. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after a Valuation Time, they are deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months a Policyowner can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Home Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal charge); the maximum amount is the Cash Surrender Value less an amount equal to the following, whichever is applicable: if the Withdrawal is made before the Policy Anniversary Date nearest the Insured's 65th birthday, twelve multiplied by the most recent Account Value Charges for the Policy; if on or after such Date, sixty multiplied by the most recent Account Value Charges. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the Division(s) from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division or the GPA may not exceed the non-loaned Account Value of that Division or GPA. A charge of 2.0% of the Withdrawal, not to exceed $25.00, is deducted from each Withdrawal. The withdrawal charge is assessed for each Withdrawal and is intended to compensate MassMutual for the cost of processing the Withdrawals. MassMutual does not anticipate making a profit from this charge. The Account Value will automatically be reduced by the amount of the Withdrawal. The Selected Face Amount of the Policy will be reduced as needed to prevent an increase in the amount at risk, unless satisfactory evidence of insurability is provided to MassMutual. Withdrawals may have tax consequences. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Policy Loan Privilege

The Policy provides a loan privilege. Loans can be made on the Policy at any time while the Insured is living. The maximum loan is an amount equal to the Account Value at the time of the loan less any outstanding Policy Debt before the new loan, interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date and an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates remaining up to including the next Policy Anniversary Date. The Policy must be properly assigned as collateral for the loan. (The maximum loan amount may be different if required by state law.)

Source of Loan. The loan amount requested is taken from the Divisions and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange (or its successor) is closed except for normal weekend and holiday closings, or trading is restricted, or the Securities and Exchange Commission (or its successor) determines that an emergency exists, or the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our Policyowners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed the Account Value under the Policy. If this limit is reached, We may terminate the Policy. To terminate for this reason We will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the Policy terminates without value at the end of those 31 days.

Termination of a policy under these circumstances could cause the Policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the Policyowner's previously unrecovered premium payments.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. When an adjustable rate is selected, MassMutual sets the rate each year that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, We will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, We will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each. The inclusion of unpaid interest to outstanding Policy Debt may result in tax consequences upon surrender or lapse of the Policy. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Division(s). The transfer is made in proportion to the non-loaned value in each Division at the time of repayment. If the loan is not repaid, We deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. The amount equal to any outstanding Policy loans is held in the GPA and is credited with interest at a rate which is the greater of 3% and the Policy loan rate less a MassMutual declared charge (maximum 0.75%) for expenses and taxes.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account. If the Policy is surrendered with outstanding Policy Debt, tax consequences may result. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Free Look Provision

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after the Policyowner receives a written notice of withdrawal right or within 45 days after signing
Part 1 of the Application, whichever is latest. The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MassMutual or to the agent who sold the Policy or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the Account Value (or all premiums paid where required by state law), reduced by any amounts borrowed or withdrawn. During the Free Look Period, the initial Net Premium will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. If required by law or regulation, MassMutual will vote shares of the Funds held by the Separate Account as to which no effective instructions have been received in the same proportion as the shares as to which instructions have been received. Otherwise, MassMutual reserves the right to vote such shares in its own discretion.

Our Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, We will seek approval by Policyowners.

Specifically, We reserve the right to:

 .    Create new segments of the Separate Account;

 .    Create new Separate Accounts;

 .    Combine any two or more Separate Accounts;

 .    Make available additional Divisions investing in additional investment companies;

 .    Eliminate one or more Divisions;

 .    Substitute or merge two or more Divisions or Separate Accounts;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 .    Operate the Separate Account as a management investment company under the
     Investment Company Act of 1940, as amended, or in any other form permitted by law; and

 .    Deregister the Separate Account under the Investment Company Act of 1940, as amended, in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but We may also withdraw this right.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

---------------------------------------------------------------------------------------------------------------------------------

Name and Position                                  Principal Occupation(s) During Past Five Years

---------------------------------------------------------------------------------------------------------------------------------
Roger G. Ackerman, Director                        Chairman and Chief Executive Officer, since 1996, President and Chief
One Riverfront Plaza, HQE 2                        Operating Officer, 1990-1996, Corning, Inc.
Corning, NY 14831
---------------------------------------------------------------------------------------------------------------------------------
James R. Birle, Director                           Chairman, since 1997, and Founder, since 1994, President, 1994-1997,
2 Soundview Drive                                  Resolute Partners, LLC; General Partner, Blackstone Group, 1988-1994
Greenwich, CT 06836
---------------------------------------------------------------------------------------------------------------------------------
Gene Chao, Director                                Chairman, President and CEO, Computer Projections, Inc., since 1991
733 SW Vista Avenue
Portland, OR 97205
---------------------------------------------------------------------------------------------------------------------------------
Patricia Diaz Dennis, Director                     Senior Vice President and Assistant General Counsel, SBC Communications
175 East Houston, Room 4-A-70                      Inc., since 1995; Special Counsel, Sullivan & Cromwell, 1993-1995; Assistant
San Antonio, TX 78205                              Secretary of State for Human Rights and Humanitarian Affairs, U.S.
                                                   Department of State, 1992-1993
---------------------------------------------------------------------------------------------------------------------------------
Anthony Downs, Director                            Senior Fellow, The Brookings Institution, since 1977
1775 Massachusetts Ave., N.W.
Washington, DC 20036-2188
---------------------------------------------------------------------------------------------------------------------------------
James L. Dunlap, Director                          President and Chief Operating Officer, United Meridian Corporation, since
1201 Louisiana, Suite 1400                         1996; Senior Vice President, Texaco, Inc. 1987-1996
Houston, TX 77002-5603
---------------------------------------------------------------------------------------------------------------------------------
William B. Ellis, Director                         Senior Fellow, Yale University School of Forestry and Environmental Studies,
31 Pound Foolish Lane                              since 1995; Chairman and Chief Executive Officer, Northeast Utilities, 1983-1995
Glastonbury, CT 06033
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Furek, Director                          Chairman, State Board of Trustees for the Hartford School System, since 1997;
1 State Street, Suite 2310                         President and Chief Executive Officer, Heublein, Inc., 1987-1996
Hartford, CT 06103
---------------------------------------------------------------------------------------------------------------------------------
Charles K. Gifford, Director                       Chairman and Chief Executive Officer, since 1995, and President, 1989-1995,
100 Federal Street                                 BankBoston, N.A. and Chairman, since 1998, and Chief Executive Officer,
Boston, MA 02110                                   since 1985, BankBoston Corporation
---------------------------------------------------------------------------------------------------------------------------------
William N. Griggs, Director                        Managing Director, Griggs & Santow, Inc., since 1983
75 Wall Street, 20th Floor
New York, NY 10005
---------------------------------------------------------------------------------------------------------------------------------
George B. Harvey, Director                         Retired Chairman, President and CEO, Pitney Bowes, since 1996
One Landmark Square
Suite 1905, 19th Floor
Stamford, CT 06901
---------------------------------------------------------------------------------------------------------------------------------
Barbara B. Hauptfuhrer, Director                   Director of various corporations, since 1972
1700 Old Welsh Road
Huntingdon Valley, PA 19006
---------------------------------------------------------------------------------------------------------------------------------
Sheldon B. Lubar, Director                         Chairman, Lubar & Co. Incorporated, since 1977
700 North Water Street, Suite 1200
Milwaukee, WI 53202
---------------------------------------------------------------------------------------------------------------------------------
William B. Marx, Jr., Director                     Retired Senior Executive Vice President, Lucent Technologies, since 1996;
5 Peacock Lane                                     Executive Vice President and CEO Multimedia Products Group, AT&T, 1994-
Village of Golf, FL 33436-5299                     1996; Executive Vice President and CEO, Network Systems Group, 1993-
                                                   1994; Group Executive and President, AT&T Network Systems, 1989-1993
---------------------------------------------------------------------------------------------------------------------------------
John F. Maypole, Director                          Managing Partner, Peach State Real Estate Holding Company, since 1984
55 Sandy Hook Road - North
Sarasota, FL 34242
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
John J. Pajak, Director, President and     President and Chief Operating Officer, since 1996, Vice Chairman and Chief
Chief Operating Officer                    Administrative Officer, 1996-1996, Executive Vice President, 1987-1996,
1295 State Street                          MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------------------------
Thomas B. Wheeler, Director,               Chairman and Chief Executive Officer, since 1996, President and Chief
Chairman and Chief Executive               Executive Officer, 1988-1996, MassMutual
Officer
1295 State Street
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director                  Chairman and Chief Executive Officer, The Gillette Company, since 1991
Prudential Tower
Boston, MA 02199
----------------------------------------------------------------------------------------------------------------------------------

Executive Vice Presidents:

----------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.                   Executive Vice President and General Counsel, since 1993, Senior Vice
1295 State Street                          President and Deputy General Counsel, 1992-1993, MassMutual
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
Peter J. Daboul                            Executive Vice President and Chief Information Officer, since 1997, Senior
1295 State Street                          Vice President, 1990-1997, MassMutual
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
John B. Davies                             Executive Vice President, since 1994, Associate Executive Vice President,
1295 State Street                          1994-1994, General Agent, 1982-1993, MassMutual
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                       Executive Vice President, since 1994, Corporate Financial Operations, 1994-
1295 State Street                          1997, Senior Vice President, 1991-1994
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
James E. Miller                            Executive Vice President, since 1997 and 1987-1996, MassMutual; Senior
1295 State Street                          Vice President, UniCare Life and Health Insurance Company, 1996-1997
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
John V. Murphy                             Executive Vice President, since 1997, MassMutual; Executive Vice President
1295 State Street                          and Chief Operating Officer, David L. Babson & Co., Inc., 1995-1997; Chief
Springfield, MA 01111                      Operating Officer, Concert Capital Management, Inc., 1993-1995; Senior Vice
                                           President and Chief Financial Officer, Liberty Financial Companies, 1977-1993
----------------------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt                          Executive Vice President and Chief Investment Officer, since 1993, Executive
1295 State Street                          Vice President, 1992-1993, MassMutual
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                        Executive Vice President and Chief Financial Officer, since 1997,
1295 State Street                          MassMutual; Chief Financial Officer, 1996, HealthSource; Coopers &
Springfield, MA 01111                      Lybrand, 1990-1996
----------------------------------------------------------------------------------------------------------------------------------

The Guaranteed Principal Account

Because of the exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. A Policyowner may allocate or transfer all or part of the Net Premium to the GPA, and such amounts shall become part of MassMutual's general account assets. The allocation or transfer of amounts to the GPA does not entitle a Policyowner to share in the investment experience of those assets. Instead, MassMutual guarantees that those amounts allocated to the GPA which are in excess of any Policy loans will accrue interest daily at a minimum effective annual rate equal to 3%. For amounts equal to any Policy loans, the guaranteed rate is the greater of: (a) 3%; and (b) the Policy loan rate less a MassMutual declared charge for expenses and taxes. This charge cannot exceed 0.75%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request, MassMutual will inform Policyowners of the then applicable rate. Since MassMutual takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MassMutual shall be net of charges it imposes against the earnings of the GPA.

Federal Income Tax Considerations

The ultimate effect of federal income taxes on values under this Policy and upon the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MassMutual - Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MassMutual's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level gains and losses, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual reviews the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by MassMutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.

Under current state laws, MassMutual may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums, and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or Withdrawal is made.

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt (which may include unpaid interest), exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a Withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MassMutual suggests that a Policyowner consult with his or her tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code
Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See a tax adviser for further guidance. If the Policy is owned by a business or corporation, the Code may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the inside build-up of gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

MassMutual makes no guarantee regarding the future tax treatment of any Policy.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest or dividends with respect to such premiums.

Since the Policy provides for flexible premium payments, We will carefully monitor the Policy to determine whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a

10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, particularly where a Policy is owned by other than an individual Insured, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. Each Government agency or instrumentality, however, is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Additional Provisions Of The Policy

Paid-up Policy Date. The Paid-up Policy Date is the Policy Anniversary Date nearest the Insured's 100th birthday. On this Date and at all times thereafter, the Selected Face Amount will equal the Account Value, and the Death Benefit Option will be Death Benefit Option 1. As of this Date, the charge for cost of insurance will be equal to $0 and premium payments will no longer be accepted. The Policy does not lapse after the Paid-up Policy Date. The payment of planned Policy premiums does not guarantee that the Policy will continue in force to the Paid-up Policy Date.

Reinstatement Option. For a period of five (5) years after termination, a Policyowner can request that We reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before We will reinstate the Policy, We must receive the following:

 .    A premium payment equal to the amount necessary to produce an Account Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement;

 .    Evidence of insurability satisfactory to us; and

 .    Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amounts for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate We credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .    Payments for life only;

 .    Payments guaranteed for five, ten or twenty years; or

 .    Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment is made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .    Payments guaranteed for 10 years; and

 .    Payment for two lives only. No specific number of payments is guaranteed.
     Under this option there may be one payment if the two named persons die prior to the second payments.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the unpaid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. A Policyowner names the Beneficiary when he or she or it applies for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 .    Exercise dividend rights; and

 .    reinstate the Policy after termination.

If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Owner or, if deceased, the Owner's estate.

Changing the Owner or Beneficiary. The Owner or any Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. The change takes effect as of the date of the request, even if the Insured dies before We receive it. Each change is subject to any payment We made or other action by MassMutual prior to receipt of the request.

Right to Substitute Insured. Upon written Application to MassMutual, the Policy may be transferred to the life of a substitute Insured. The transfer becomes effective upon the transfer date, which is the Policy Anniversary on or next following, the latter of the date We approve the Application for transfer; and the date any required cost associated with the transfer is paid, subject to the following conditions (the "Transfer Date"):

 .    This Policy must be in force on the Transfer Date.

 .    A written Application for the transfer and payment of any required cost to transfer must be approved by Us at our Home Office.

 .    Evidence of insurability of the substitute Insured, satisfactory to us, is required.

 .    The substitute Insured must not have been under 20 years of age on the birthday nearest the Policy Date of this Policy.

 .    The substitute Insured must not be over 65 years of age on the birthday nearest the Transfer Date.

 .    The Owner of this Policy after it has been transferred must have an insurable interest in the life of the substitute Insured.

The Selected Face Amount for the substitute Insured will be determined as for a new Insured. The Account Value immediately after transfer will be equal to: (i) the Account Value immediately before the transfer, plus (ii) any Net Premium necessary to make the cash surrender value, immediately before the monthly charges are deducted on the Transfer Date, at least 12 times the monthly charges, minus (iii) any amount which must be refunded (so that the amount at risk is not greater than the Selected Face Amount), minus (iv) the monthly charges on the Transfer Date. Future charges against the Policy will be based on the life of the substitute Insured.

The costs to transfer are an administrative fee of $75, plus any premium necessary to effect the transfer, plus any excess Policy Debt not repaid prior to transfer. Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. Any such excess must be repaid on or before the Transfer Date.

The incontestability and suicide periods begin to run anew from the Transfer Date. Any assignments existing on the Transfer Date will continue to apply.

The Internal Revenue Service has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under Code Section 1035. Therefore upon a substitution of Insureds, the Policyowner must include in current gross income all the previously unrecognized gain in the Policy.

Assignment. The Policy may be assigned as collateral for a loan or other obligation, subject to any outstanding Policy Debt. For any assignment to be binding on us, We must receive a signed copy of it at our Home Office. We are not responsible for the validity of any assignment.

Any amounts due to an assignee of the Policy which is assigned will be paid in one sum.

Dividends. Each year MassMutual determines the divisible surplus, or the money available to pay dividends. Each Policy may receive a dividend based upon its contribution to this divisible surplus. MassMutual does not expect that any dividends will be paid under the Policies.

Any dividend will be payable on the Policy Anniversary Date.

If the Insured dies after the first Policy Year, the Death Benefit includes a pro-rata share of any dividend allocated to the Policy for the year death occurs.

Limits on Our Right to Challenge the Policy. We must bring any legal action to contest the validity of a Policy within two years from its Issue Date or an increase in the Selected Face Amount. After that We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age or Sex. If the Insured's date of birth or sex as given in the Application is not correct, an adjustment will be made. If the adjustment is made when the Insured dies, the Death Benefit will reflect the amount provided by the most recent mortality charge according to the correct age and sex. If the adjustment is made before the Insured dies, then future monthly deductions will be based on the correct age and sex.

Suicide. If the Insured commits suicide within two years (or different period if required by state law) from the Issue Date or an increase in the Selected Face Amount and while the Policy is in force, We pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made normally within 7 days after We receive any required documents in proper form at our Home Office. We can delay payment of the Cash Surrender Value or any Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 .    It is not reasonably practicable to determine the amount because the New
     York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

 .    the Securities and Exchange Commission (or its successor) determines that an emergency exists; or

 .    the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners.

We may delay paying any Cash Surrender Value or loan proceeds based on the GPA for up to 6 months from the date the request was received at our Home Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, We generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment is delayed for 10 working days or more from the effective date of surrender or Withdrawal, we add interest at the same rate as is paid under the Interest Payment Option for the same period of time.

Records And Reports

MassMutual maintains all records and accounts relating to the Separate Account and the GPA. Each year within 30 days after the Policy Anniversary, We will mail to the Policyowner a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, a wholly-owned subsidiary of MassMutual, is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MassMutual and the Separate Account are parties. Also located at 1414 Main Street, Springfield, MA 01144-1013, MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the Policies. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policies through agents who are licensed by state insurance officials to sell the Policies. These agents are also registered representatives of selling brokers or of MMLISI.

When an application for one of the Policies is completed, it is submitted to us. The selling broker or co-underwriter perform suitability review and, in some cases, we perform insurance underwriting. We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If the application is not accepted, we will refund any premium that has been paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies of the Separate Account. Compensation paid to MMLISI in 1997 was $19,800. Compensation paid to MML Distributors in 1997 was $10,000. Commissions are paid through MMLISI and MML Distributors to agents and selling brokers for selling the Policies. During 1997 such payments amounted to $1,316,943.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium paid under the Policies. The commission percentage on these Policies is based on the Initial Case Premium Paid for all Policies in a Case. It is not affected by subsequent changes under the Case. The maximum commission percentage paid under the Policies is 18% of premiums.

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement. An insurance company blanket bond is maintained providing $50,000,000 coverage for MassMutual officers, employees, general agents, and agents. The blanket bond is subject to a $350,000 deductible.

Legal Proceedings

We are currently not involved in any material legal proceedings that adversely impact the Policy.

Experts

The financial statements of the Strategic Variable Life(R) segment of the Separate Account and the financial statements of MassMutual included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

Coopers & Lybrand's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Actuarial matters in this Prospectus have been examined by John M. Valencia, Assistant Vice President, for MassMutual. His opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statements of MassMutual and the Strategic Variable Life(R) segment of the Separate Account included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the MML Equity Division, MML Equity Index Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Money Division, Oppenheimer High Income Division, Oppenheimer Bond Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Multiple Strategies Division, Oppenheimer Global Securities Division, Oppenheimer Strategic Bond Division, Oppenheimer Growth & Income Division, Panorama LifeSpan Diversified Income Division, Panorama LifeSpan Balanced Division and Panorama LifeSpan Capital Appreciation Division of the Strategic Variable Life Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, the related statements of operations and statements of changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1997, by examination of the records of MML Series Investment Fund and by confirmation with Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Equity Index Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Money Division, Oppenheimer High Income Division, Oppenheimer Bond Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Multiple Strategies Division, Oppenheimer Global Securities Division, Oppenheimer Strategic Bond Division, Oppenheimer Growth & Income Division Panorama LifeSpan Diversified Income Division, Panorama LifeSpan Balanced Division and Panorama LifeSpan Capital Appreciation Division of the Strategic Variable Life Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, the results of their operations and the changes in their net assets for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 3, 1998

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

                                                        MML          MML           MML
                                           MML        Equity        Money        Managed         MML       Oppenheimer
                                         Equity       Index         Market         Bond         Blend         Money
                                        Division     Division      Division      Division      Division      Division
                                      ------------ ------------  ------------  ------------  ------------  ------------
ASSETS
Investments
  Number of shares (Note 2)                97,934        1,951     1,318,214       103,198        50,243        82,323
                                      ============ ============  ============  ============  ============  ============
  Identified cost (Note 3B)           $ 3,153,305   $   22,615    $1,318,214    $1,239,388    $1,169,448    $   82,323
                                      ============ ============  ============  ============  ============  ============
  Value (Note 3A)                     $ 3,471,097   $   23,566    $1,318,214    $1,280,585    $1,209,827    $   82,323
Dividends receivable                      279,879          220         9,325        20,590        90,693           147
                                      ------------ ------------  ------------  ------------  ------------  ------------

    Total assets                        3,750,976       23,786     1,327,539     1,301,175     1,300,520        82,470

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                    2,360            7         1,247           977           756            62
                                      ------------ ------------  ------------  ------------  ------------  ------------
NET ASSETS:                           $ 3,748,616   $   23,779    $1,326,292    $1,300,198    $1,299,764    $   82,408
                                      ============ ============  ============  ============  ============  ============

Net Assets:
For variable life insurance policies  $ 3,739,982   $   17,670    $1,320,662    $1,294,203    $1,292,290    $   76,766
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                         8,634        6,109         5,630         5,995         7,474         5,642
                                      ------------ ------------  ------------  ------------  ------------  ------------
    Net assets                        $ 3,748,616   $   23,779    $1,326,292    $1,300,198    $1,299,764    $   82,408
                                      ============ ============  ============  ============  ============  ============

Accumulation units (Note 8)
  Policyowners                          2,165,179       14,462     1,173,038     1,079,621       864,504        68,028
  Massachusetts Mutual Life
    Insurance Company                       5,000        5,000         5,000         5,000         5,000         5,000
                                      ------------ ------------  ------------  ------------  ------------  ------------
    Total units                         2,170,179       19,462     1,178,038     1,084,621       869,504        73,028
                                      ============ ============  ============  ============  ============  ============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                   $      1.73   $     1.22    $     1.13    $     1.20    $     1.49    $     1.13
  December 31, 1996                          1.35         --            1.07          1.09          1.24          1.08
  December 31, 1995                          1.12         --            1.03          1.06          1.09          1.03


                                      Oppenheimer                  Oppenheimer
                                         High       Oppenheimer     Capital
                                        Income         Bond       Appreciation
                                       Division      Division       Division
                                     ------------  ------------   ------------
ASSETS
Investments
  Number of shares (Note 2)              175,599        11,852         60,728
                                     ============  ============   ============
  Identified cost (Note 3B)           $2,017,710    $  140,287    $ 2,412,648
                                     ============  ============   ============
  Value (Note 3A)                     $2,022,898    $  141,157     $2,487,423
Dividends receivable                        --            --             --
                                     ------------  ------------   ------------
    Total assets                       2,022,898       141,157      2,487,423

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                     932            89          1,841
                                     ------------  ------------   ------------
NET ASSETS:                           $2,021,966    $  141,068     $2,485,582
                                     ============  ============   ============

Net Assets:
For variable life insurance policies  $2,015,024    $  135,056     $2,477,741
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                        6,942         6,012          7,841
                                     ------------  ------------   ------------
    Net assets                        $2,021,966    $  141,068     $2,485,582
                                     ============  ============   ============

Accumulation units (Note 8)
  Policyowners                         1,451,429       112,325      1,580,341
  Massachusetts Mutual Life
    Insurance Company                      5,000         5,000          5,000
                                     ------------  ------------   ------------
    Total units                        1,456,429       117,325      1,585,341
                                     ============  ============   ============


NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                   $     1.39    $     1.20           1.55
  December 31, 1996                         1.24          1.10           1.41
  December 31, 1995                         1.08          1.06           1.17


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

December 31, 1997


                                                                                                                         Panorama
                                                     Oppenheimer      Oppenheimer      Oppenheimer       Oppenheimer     LifeSpan
                                      Oppenheimer      Multiple          Global         Strategic         Growth &      Diversified
                                        Growth         Strategies      Securities         Bond            Income          Income
                                        Division       Division         Division         Division         Division       Division
                                      ------------   ------------     ------------     ------------     ------------   ------------

ASSETS
Investments
  Number of shares (Note 2)               115,383         24,504           58,195           14,271           37,530          4,668
                                      ============   ============     ============     ============     ============   ============
  Identified cost (Note 3B)            $3,511,675     $  400,113       $1,169,837       $   72,944      $   716,108     $    4,994
                                      ============   ============     ============     ============     ============   ============
  Value (Note 3A)                      $3,743,026     $  416,805       $1,243,618       $   73,069      $   772,377     $    5,508
Dividends receivable                           --             --               --               --               --             --
                                      ------------   ------------     ------------     ------------     ------------   ------------
    Total assets                        3,743,026        416,805        1,243,618           73,069          772,377          5,508


LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                    2,119            205              668               49              348              4
                                      ------------   ------------     ------------     ------------     ------------   ------------
NET ASSETS:                            $3,740,907     $  416,600       $1,242,950       $   73,020      $   772,029     $    5,504
                                      ============   ============     ============     ============     ============   ============
Net Assets:
For variable life insurance policies   $3,732,000     $  409,425       $1,235,753       $   66,561      $   761,112     $    5,504
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                         8,907          7,175            7,197            6,459           10,917             --
                                      ------------   ------------     ------------     ------------     ------------   ------------

    Net assets                         $3,740,907     $  416,600       $1,242,950       $   73,020      $   772,029     $    5,504
                                      ============   ============     ============     ============     ============   ============

Accumulation units (Note 8)
  Policyowners                          2,095,021        285,292          858,534           51,528          348,638             --
  Massachusetts Mutual Life
   Insurance Company                        5,000          5,000            5,000            5,000            5,000          5,000
                                      ------------   ------------     ------------     ------------     ------------   ------------
   Total units                          2,100,021        290,292          863,534           56,528          353,638          5,000
                                      ============   ============     ============     ============     ============   ============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                    $     1.78     $     1.44       $     1.44       $     1.29      $      2.18     $     1.10
  December 31, 1996                          1.41           1.23             1.18             1.19             1.65             --
  December 31, 1995                          1.13           1.07             1.00             1.07             1.25             --


                                                         Panorama
                                           Panorama      LifeSpan
                                           LifeSpan       Capital
                                           Balanced     Appreciation
                                           Division      Division
                                         ------------  ------------
ASSETS
Investments
  Number of shares (Note 2)                    4,459         4,305
                                         ============  ============
  Identified cost (Note 3B)               $    4,994   $     4,994
                                         ============  ============
  Value (Note 3A)                         $    5,707    $    5,812
Dividends receivable                             --             --
                                         ------------  ------------
    Total assets                               5,707         5,812

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                           4             4
                                         ------------  ------------
NET ASSETS:                               $    5,703    $    5,808
                                         ============  ============
Net Assets:
For variable life insurance policies      $    5,703    $    5,808
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                              --            --
                                         ------------  ------------
    Net assets                            $    5,703    $    5,808
                                         ============  ============
Accumulation units (Note 8)
  Policyowners                                   --            --
  Massachusetts Mutual Life
   Insurance Company                           5,000         5,000
                                         ------------  ------------
  Total units                                  5,000         5,000
                                         ============  ============
NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                       $     1.14    $     1.16
  December 31, 1996                              --            --
  December 31, 1995                              --            --




                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997

                                                *MML          MML            MML
                                    MML         Equity       Money         Managed         MML        Oppenheimer
                                   Equity       Index        Market         Bond          Blend         Money
                                  Division     Division      Division      Division      Division      Division
                                ------------ ------------  ------------  ------------  ------------  ------------
Investment income
Dividends (Note 3B)              $  279,904   $      220    $   57,819    $   79,019    $  111,288    $    1,668

Expenses
Mortality and expense risk fees
  (Note 4)                            7,260           14         3,433         3,589         2,413            96
                                ------------ ------------  ------------  ------------  ------------  ------------
Net investment Income
  (loss) (Note 3C)                  272,644          206        54,386        75,430       108,875         1,572
                                ------------ ------------  ------------  ------------  ------------  ------------

Net realized and unrealized
gain (loss) on investments
Net realized gain on
  investments (Notes 3B, 3C & 6)     21,883            1             -           868         2,275             -
Change in net unrealized
  appreciation/depreciation
  of investments                    282,387          951             -        38,817        32,048             -
                                ------------ ------------  ------------  ------------  ------------  ------------
Net gain (loss) on investments      304,270          952             -        39,685        34,323             -
                                ------------ ------------  ------------  ------------  ------------  ------------

Net increase in net assets
  resulting from operations      $  576,914   $    1,158    $   54,386    $  115,115    $  143,198    $    1,572
                                ============ ============  ============  ============  ============  ============

                                             Oppenheimer               Oppenheimer
                                                High     Oppenheimer     Capital
                                               Income       Bond       Appreciation
                                              Division     Division      Division
                                            ------------ ------------  ------------
Investment income
Dividends (Note 3B)                          $  128,097   $    3,293    $   66,210

Expenses
Mortality and expense risk fees
  (Note 4)                                        4,039          128         5,297
                                            ------------ ------------  ------------
Net investment Income
  (loss) (Note 3C)                              124,058        3,165        60,913
                                            ------------ ------------  ------------

Net realized and unrealized
  gain (loss) on investments
Net realized gain on
  investments (Notes 3B, 3C & 6)                 45,671           49        43,440
Change in net unrealized
  appreciation/depreciation
  of investments                                 10,877          826        64,677
                                            ------------ ------------  ------------
Net gain (loss) on investments                   56,548          875       108,117
                                            ------------ ------------  ------------
Net increase in net assets
  resulting from operations                  $  180,606   $    4,040    $  169,030
                                            ============ ============  ============

*For the period May 1, 1997 (Commencement of Operations) through December 31,
 1997



                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

For The Year Ended December 31, 1997

                                                                                               *Panorama                 *Panorama
                                              Oppenheimer Oppenheimer  Oppenheimer Oppenheimer  LifeSpan    *Panorama     LIfeSpan
                                  Oppenheimer   Multiple    Global      Strategic   Growth &   Diversified  LifeSpan      Capital
                                    Growth     Strategies  Securities    Bond        Income      Income     Balanced    Appreciation
                                   Division    DIvision    Division     Division    Division    Division    Division      Division
                                  ----------- ----------- -----------  ----------- ----------- -----------  ---------   ------------
Investment income
Dividends (Note 3B)                $  90,462   $  16,765    $  8,496    $  3,204     $  9,871    $     --    $       -     $      -

Expenses
Mortality and expense risk fees
(Note 4)                               6,020         660       2,340         106          750          10           11           12
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net investment income
(loss) (Note 3C)                      84,442      16,105       6,156       3,098        9,121         (10)         (11)         (12)
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net realized and unrealized
gain (loss) on investments
Net realized gain on
  investments (Notes 3B, 3C & 6)     113,022       1,030      88,098         106        3,753           1            1            1
Change in net unrealized
  appreciation/depreciation
  of investments                     203,917      16,050      52,377        (231)      53,086         513          713          819
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net gain (loss) on investments       316,939      17,080     140,475        (125)      56,839         514          714          820
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net increase in net assets
resulting from operations           $401,381    $ 33,185    $146,631    $  2,973     $ 65,960    $    504     $    703     $    808
                                   =========   =========    ========    ========     ========    ========    =========     ========

* For the period May 1, 1997 (Commencement of Operations) through December 31, 1997


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1997

                                                          *MML            MML           MML
                                             MML         Equity          Money        Managed           MML        Oppenheimer
                                           Equity         Index          Market         Bond           Blend          Money
                                          Division       Division       Division      Division        Division      Division
                                        -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
 Net investment income (loss)           $   272,644    $       206    $    54,386    $    75,430    $   108,875    $     1,572
 Net realizod gain on investments            21,883              1             --            868          2,275             --
 Change in net unrealized appreciation/
  depreciation of investments               282,387            951             --         38,817         32,048             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets
 resulting from operations                  576,914          1,158         54,386        115,115        143,198          1,572
                                        -----------    -----------    -----------    -----------    -----------    -----------
Capital transactions; (Note 8)
 Net contract payments                      885,334             --      7,536,342        528,095        281,565             --
 Withdrawal of funds                        (20,829)            --       (504,924)        (9,303)            --             --
 Transfer of death benefits                      --             --             --             --             --             --
 Transfer due to reimbursement
  (payment) of acoumulation unit
 value fluctuation                           10,001             (4)         5,648            110          2,377             (1)
 Transfer of seed money                          --          5,000             --             --             --             --
 Withdrawal due to charges for
  administrative and insurance costs        (93,015)            --       (140,059)       (34,521)       (15,017)          (982)
 Divisional transfers                     1,428,272         17,625     (6,356,690)       173,873        584,458         76,444
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets resulting
 from capital transactions                2,209,763         22,621        540,317        658,254        853,383         75,461
                                        -----------    -----------    -----------    -----------    -----------    -----------
Total increase                            2,786,677         23,779        594,703        773,369        996,581         77,033

NET ASSETS, at beginning
 of the period/year                         961,939             --        731,589        526,829        303,183          5,375
                                        -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS, at end
 of the year                            $ 3,748,616    $    23,779    $ 1,326,292    $ 1,300,198    $ 1,299,764    $    82,408
                                        ===========    ===========    ===========    ===========    ===========    ===========
                                          Oppenheimer                 Oppenheimer
                                            High      Oppenheimer       Capital
                                           Income        Bond         Appreciation
                                          Division     Division         Division
                                        -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
 Net investment income (loss)           $   124,058    $     3,165    $    60,913
 Net realizod gain on investments            45,671             49         43,440
 Change in net unrealized appreciation/
  depreciation of investments                10,877            826         64,677
                                        -----------    -----------    -----------
Net increase in net assets
 resulting from operations                  180,606          4,040        169,030
                                        -----------    -----------    -----------
Capital transactions; (Note 8)
 Net contract payments                      208,375            389        841,616
 Withdrawal of funds                        (10,527)            --             --
 Transfer of death benefits                      --             --        (34,315)
 Transfer due to reimbursement
  (payment) of acoumulation unit
  value fluctuation                           1,001             (1)       (20,320)
 Transfer of seed money                          --             --             --
 Withdrawal due to charges for
  administrative and insurance costs        (26,651)        (2,194)       (41,860)
 Divisional transfers                       403,017        133,314        605,061
                                        -----------    -----------    -----------
Net increase in net assets resulting
 from capital transactions                  575,215        131,508      1,350,182
                                        -----------    -----------    -----------
Total increase                              755,821        135,548      1,519,212

NET ASSETS, at beginning
 of the period/year                       1,266,145          5,520        966,370
                                        -----------    -----------    -----------

NET ASSETS, at end
 of the year                            $ 2,021,966    $   141,068    $ 2,485,582
                                        ===========    ===========    ===========

*For the period May 1, 1997 (Commencement of Operations) through December 31,
1997

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable
Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1997


                                                                    Oppenheimer    Oppenheimer     Oppenheimer   Oppenheimer
                                                      Oppenheimer     Multiple        Global        Strategic     Growth &
                                                        Growth       Strategies     Securities        Bond         Income
                                                       Division       Division       Division       Division      Division
                                                     -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
  Net investmnent income (loss)                      $    84,442    $    16,105    $     6,156    $     3,098    $     9,121
  Net realized gain on investments                       113,022          1,030         88,098            106          3,753
  Change in net unrealized appreciation/
   depreciation of investments                           203,917         16,050         52,377           (231)        53,086
                                                     -----------    -----------    -----------    -----------    -----------
Net increase in net assets
  resulting from operations                              401,381         33,185        146,631          2,973         65,960
                                                     -----------    -----------    -----------    -----------    -----------

Capital transactions; (Note 8)
  Net contract payments                                1,154,703        142,740        357,799         13,326         79,290
  Wthdrawal of funds                                          --             --             --             --             --
  Transfer of death benefits                             (35,742)            --             --             --             --
  Transfer due to reimbursement
     (payment) of accumulation unit
     value fluctuation                                       257             86         10,173             78           (291)
  Transfer of seed money                                      --             --             --             --             --
  Wthdrawal due to charges for
     administrative and insurance costs                  (66,528)       (10,284)       (19,665)        (1,444)        (9,046)
  Divisional transfers                                 1,521,051        244,734        488,859         52,128        627,852
                                                     -----------    -----------    -----------    -----------    -----------

  Net increase in net assets resulting
    from capital transactions                          2,573,741        377,276        837,166         64,088        697,805
                                                     -----------    -----------    -----------    -----------    -----------
  Total increase                                       2,975,122        410,461        983,797         67,061        763,765

  NET ASSETS, at beginning
    of the period/year                                   765,785          6,139        259,153          5,959          8,264
                                                     -----------    -----------    -----------    -----------    -----------
  NET ASSETS, at end
    of the year                                      $ 3,740,907    $   416,600    $ 1,242,950    $    73,020    $   772,029
                                                     ===========    ===========    ===========    ===========    ===========


                                                         *Panorama                     *Panorama
                                                          LifeSpan      *Panorama       LifeSpan
                                                         Diversified     LifeSpan       Capital
                                                           Income        Balanced     Appreciation
                                                          Division       Division       Division
                                                        -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
  Net investmnent income (loss)                         $       (10)   $       (11)   $       (12)
  Net realized gain on investments                                1              1              1
  Change in net unrealized appreciation/
   depreciation of investments                                  513            713            819
                                                        -----------    -----------    -----------
Net increase in net assets
  resulting from operations                                     504            703            808
                                                        -----------    -----------    -----------
Capital transactions; (Note 8)
  Net contract payments                                          --             --             --
  Wthdrawal of funds                                             --             --             --
  Transfer of death benefits                                     --             --             --
  Transfer due to reimbursement
     (payment) of accumulation unit
     value fluctuation                                           --             --             --
  Transfer of seed money                                      5,000          5,000          5,000
  Wthdrawal due to charges for
     administrative and insurance costs                          --             --             --
  Divisional transfers                                           --             --             --
                                                        -----------    -----------    -----------

  Net increase in net assets resulting
    from capital transactions                                 5,000          5,000          5,000
                                                        -----------    -----------    -----------
  Total increase                                              5,504          5,703          5,808

  NET ASSETS, at beginning
    of the period/year                                           --             --             --
                                                        -----------    -----------    -----------
  NET ASSETS, at end
    of the year                                               5,504    $     5,703    $     5,808
                                                        ===========    ===========    ===========

*For the period May 1,1997 (Commencement of Operations) through December 31,1997


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1996

                                                                 MML            MML                                     Oppenheimer
                                                  MML           Money         Managed          MML        Oppenheimer       High
                                                 Equity         Market          Bond          Blend          Money         Income
                                                Division       Division       Division       Division      Division       Division
                                              -----------    -----------    -----------    -----------   ------------   -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                $    41,934    $    33,534    $    16,017    $    12,567   $        248   $    30,516
  Net realized gain (loss)
    on investments                                 (2,827)            --           (112)           313             --        18,837
Change in net unrealized
  appreciation/depreciation
  of investments                                   34,986             --          2,301          8,127             --        (5,803)
                                              -----------    -----------    -----------    -----------   ------------   -----------
Net increase (decrease) in net assets
  resulting from operations                        74,093         33,534         18,206         21,007            248        43,550
                                              -----------    -----------    -----------    -----------   ------------   -----------
Capital transactions: (Note 8)
  Transfer of net premium                           4,154      5,620,114          1,941             --             --            --
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                            362          6,520           (118)         1,199             --         1,702
  Withdrawal due to charges for
    administrative and insurance
    costs                                         (13,823)       (92,404)        (9,099)        (2,663)            --        (4,525)
  Divisional transfers                            891,536     (4,841,301)       510,586        278,183             --     1,220,019
                                              -----------    -----------    -----------    -----------   ------------   -----------
Net increase in net assets
  resulting from capital transactions             882,229        692,929        503,310        276,719             --     1,217,196
                                              -----------    -----------    -----------    -----------   ------------   -----------
Total increase                                    956,322        726,463        521,516        297,726            248     1,260,746

NET ASSETS, at beginning
  of the year                                       5,617          5,126          5,313          5,457          5,127         5,399
                                              -----------    -----------    -----------    -----------   ------------   -----------
NET ASSETS, at end
  of the year                                 $   961,939    $   731,589    $   526,829    $   303,183   $      5,375   $ 1,266,145
                                              ===========    ===========    ===========    ===========   ============   ===========


                                                              Oppenheimer                   Oppenheimer   Oppenheimer
                                               Oppenheimer      Capital      Oppenheimer      Multiple       Global
                                                  Bond        Appreciation      Growth       Strategies    Securities
                                                Division        Division       Division       Division      Division
                                               -----------    ------------   -----------    -----------    ----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                 $       326    $       (347)  $       (34)   $       391    $     (255)
  Net realized gain (loss)
    on investments                                       -         (10,070)       (3,859)             1           257
Change in net unrealized
  appreciation/depreciation
  of investments                                       (88)          9,218        26,779            416        21,378
                                               -----------    ------------   -----------    -----------    ----------
Net increase (decrease) in net assets
  resulting from operations                            238          (1,199)       22,886            808        21,380
                                               -----------    ------------   -----------    -----------    ----------

Capital transactions: (Note 8)
  Transfer of net premium                               --             552           553             --            --

  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                              --            (253)         (268)            --           519
  Withdrawal due to charges for
    administrative and insurance
    costs                                               --          (5,150)       (3,218)            --        (2,010)
  Divisional transfers                                  --         966,547       740,185             --       234,245
                                               -----------    ------------   -----------    -----------    ----------
Net increase in net assets
  resulting from capital transactions                   --         961,696       737,252             --       232,754
                                               -----------    ------------   -----------    -----------    ----------
Total increase                                         238         960,497       760,138            808       254,134

NET ASSETS, at beginning
  of the year                                        5,282           5,873         5,647          5,331         5,019
                                               -----------    ------------   -----------    -----------    ----------
NET ASSETS, at end
  of the year                                  $     5,520    $    966,370   $   765,785    $     6,139    $  259,153
                                               ===========    ============   ===========    ===========    ==========


                                                            Oppenheimer           Oppenheimer
                                                             Strategic              Growth &
                                                               Bond                  Income
                                                             Division               Division
                                                           -----------            -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                             $       419            $        72
  Net realized gain (loss)
    on investments                                                   1                      7
Change in net unrealized
  appreciation/depreciation
  of investments                                                   206                  1,930
                                                           -----------            -----------
Net increase (decrease) in net assets
  resulting from operations                                        626                  2,009
                                                           -----------            -----------
Capital transactions: (Note 8)
  Transfer of net premium                                           --                     --
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                                          --                      1
  Withdrawal due to charges for
    administrative and insurance
    costs                                                           --                     --
  Divisional transfers                                              --                     --
                                                           -----------            -----------
Net increase in net assets
  resulting from capital transactions                               --                      1
                                                           -----------            -----------
Total increase                                                     626                  2,010

ASSETS, at beginning
  of the year                                                    5,333                  6,254
                                                           -----------            -----------
NET ASSETS, at end
  of the year                                              $     5,959             $    8,264
                                                           ===========            ===========

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

Notes To Financial Statements

1.  HISTORY

    Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

    MassMutual maintains six segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Plus.

    On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

    On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life.

    On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Select.

    On February 11, 1997, MassMutual established a fifth segment ("GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group variable universal life insurance product known as Strategic GVUL.

    On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship variable universal life insurance product known as SVUL.

    The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MassMutual paid $65,000 to the Strategic Variable Life Segment on July 5, 1995 to provide initial capital: 14,439 shares were purchased in two management investment companies (MML Series Investment Fund and Oppenheimer Variable Account Funds) described in Note 2 supporting the thirteen divisions of Strategic Variable Life Segment.

    On May 1, 1997, MassMutual paid $20,000 to provide initial capital for four new divisions of the Strategic Variable Life Segment: 13,950 shares were purchased in the MML Equity Index Division, of the MML Series Investment Fund and three divisions in the Panorama Series Fund, Inc. described in
    Note 2.

2.  INVESTMENT OF STRATEGIC VARIABLE LIFE SEGMENT'S ASSETS

    Strategic Variable Life Segment maintains seventeen divisions. Each division invests in corresponding shares of the five series of MML Series Investment Fund ("MML Trust"), nine funds of the Oppenheimer Variable Account Funds ("Oppenheimer Trust"), and the three Panorama LifeSpan Portfolios of the Panorama Series Fund, Inc. ("Panorama Fund"). At any one time, only eight divisions are available to a policyowner.

    MML Equity Fund, MML Equity Index Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are the five series of the MML Trust. The MML Trust is a registered, no-load, open-end, management investment company for which MassMutual serves as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson and Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") whereby Mellon Equity serves as the sub-advisor to the MML Equity Index Fund.

    The Oppenheimer Trust is a registered, open-end, diversified management investment company with nine of its funds currently available to the Strategic Variable Life policyowners: Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund.

    The Panorama Fund is a registered, open-end, diversified management investment company with three of its portfolios currently available to the Strategic Variable Life policyowners: Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio.

    OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Trust and Panorama Fund, (prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation). OFI has entered into investment sub-advisory agreements with three sub-advisors to assist in the selection of portfolio investments for the Panorama Fund's three LifeSpan Portfolios. Babson-Stewart Ivory International ("Babson-Stewart") is the sub-advisor to international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. BEA Associates ("BEA") is the sub-advisor to the high yield bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub-advisor to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio.

    In addition to the seventeen divisions of Strategic Variable Life Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by Strategic Variable Life Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A.  Investment Valuation

    Investments in the MML Trust, the Oppenheimer Trust and the Panorama Fund are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B.  Accounting for Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.  Federal Income Taxes

    MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic Variable Life Segment is part of MassMutual's total operation and is not taxed separately. Strategic Variable Life Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic Variable Life Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic Variable Life Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic Variable Life Segment.

D.  Policy Loan

    When a policy loan is made, Strategic Variable Life Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic Variable Life Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

    The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum .75%) for expenses and taxes.

E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    MassMutual charges the Strategic Variable Life Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.30% of the value of each division's net assets.

    MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Segment and the Guaranteed Principal Account. The deductions are for sales charges, state premium taxes and Deferred Acquisition Cost ("DAC") tax charge of 1.0% of each premium. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Strategic Variable Life Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.  SALES AGREEMENTS

    Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

    Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the policies. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

    Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

6.   PURCHASES AND SALES OF INVESTMENTS

                                                                                                                       Average
      For The Year Ended                                                                  Cost of       Proceeds    monthly value
      December 31, 1997                                                                  Purchases     from Sales   of securities
      -----------------                                                                ------------- -------------  -------------
      MML Equity Division                                                              $  2,359,616  $     111,926  $   2,368,791
      MML Equity Index Division                                                              22,621              7          7,979
      MML Money Market Division                                                          12,057,504     11,468,901      1,040,699
      MML Managed Bond Division                                                             768,600         46,293      1,163,267
      MML Blend Division                                                                    898,847         16,514        782,728
      Oppenheimer Money Division                                                             77,977          1,023         34,943
      Oppenheimer High Income Division                                                    3,166,996      2,466,802      1,383,476
      Oppenheimer Bond Division                                                             136,995          2,233         46,465
      Oppenheimer Capital Appreciation Division                                           1,934,641        521,712      1,746,339
      Oppenheimer Growth Division                                                         3,392,228        731,932      2,014,442
      Oppenheimer Multiple Strategies Division                                              402,749          9,162        223,899
      Oppenheimer Global Securities Division                                              1,293,071        449,083        810,083
      Oppenheimer Strategic Bond Division                                                    68,736          1,501         36,814
      Oppenheimer Growth & Income Division                                                  715,209          7,935        267,267
      Panorama LifeSpan Diversified Income Division                                           5,000              6          5,302
      Panorama LifeSpan Balanced Division                                                     5,000              7          5,648
      Panorama LifeSpan Capital Appreciation Division                                         5,000              7          5,652

7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in Strategic Variable Life Segment:

                                            MML       MML       MML                           Oppenheimer              Oppenheimer
                                  MML     Equity     Money    Managed     MML    Oppenheimer     High     Oppenheimer    Capital
                                 Equity    Index     Market     Bond     Blend      Money       Income        Bond     Appreciation
                                Division  Division  Division  Division  Division  Division     Division     Division     Division
                                --------  --------  --------  --------  -------- -----------  ----------- -----------  ------------
For the Year Ended
 December 31, 1997                24.12%               5.21%     9.88%    17.93%       4.50%       13.06%       8.89%         9.69%
*For the Period May 1, 1997
 (Commencement of Operations)
 Through December 31, 1997                  14.48%
For the Year Ended
 December 31, 1996                23.57%               5.38%     9.13%    17.94%       4.72%       14.08%       4.45%        (0.47%)
*For the Period July 5,1995
 (Commencement of Operations)
 Through December 31, 1995        11.59%               2.48%     6.10%     8.75%       2.50%        7.60%       5.51%        15.67%


                                                                                                 Panorama              Panorama
                                           Oppenheimer  Oppenheimer  Oppenheimer  Oppenheimer    LifeSpan   Panorama   LifeSpan
                              Oppenheimer   Multiple      Global      Strategic    Growth &    Diversified  LifeSpan    Capital
                                Growth     Strategies   Securities      Bond        Income        Income    Balanced  Appreciation
                               Division     Division     Division     Division     Division      Division   Division    Division
                              -----------  -----------  -----------  -----------  -----------  -----------  --------  ------------
For the Year Ended
 December 31, 1997                 19.94%       14.83%       18.14%        8.08%       24.69%
*For the Period May 1, 1997
 (Commencement of Operations)
 Through December 31, 1997                                                                           9.51%    12.46%        14.29%
For the Year Ended
 December 31, 1996                 13.02%       14.16%       23.29%       11.18%       27.68%
*For the Period July 5, 1995
 (Commencement of Operations)
 Through December 31, 1995         11.88%        6.35%        0.37%        6.45%       22.36%



The net investment return for each division of the Strategic Variable Life Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

*Note: The amounts shown for the period July 5, 1995 through December 31, 1995 and May 1, 1997 through December 31, 1997 are not annualized.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For the Year Ended December 31, 1997          *MML        MML         MML                        Oppenheimer            Oppenheimer
and *For the period May 1,1997      MML       Equity     Money      Managed     MML    Oppenheimer   High   Oppenheimer   Capital
(Commencement of Operations)      Equity      Index      Market      Bond      Blend     Money      Income     Bond     Appreciation
Through December 31, 1997         DivIsion   Division   Division    Division  Division  Division   Division   Division    Division
-------------------------        ----------  --------  ----------- ---------- --------  ---------  ---------  --------- ------------
Units purchased                    622,668      5,000  11,393,760    492,286   233,372       440     165,960        339     567,491
Units withdrawn and transferred
to Guaranteed Principal Account    (88,305)      --    (4,664,563)   (45,589)  (16,312)   (1,320)    (31,447)    (1,883)    (64,955)
Units transferred between
divisions                          921,761     14,462  (6,232,623)   156,298   407,951    68,908     301,516    113,869     396,220
                                 ---------   --------  ----------  ---------  --------  --------   ---------  --------- -----------
Net Increase                     1,456,124     19,462     496,574    602,995   625,011    68,028     436,029    112,325     898,756

Units, at beginning of the
 period/year                       714,055       --       681,464    481,626   244,493     5,000   1,020,400      5,000     686,585
                                 ---------   --------  ----------  ---------  --------  --------   ---------  --------- -----------
Units at end of the year         2,170,179     19,462   1,178,038  1,084,621   869,504    73,028   1,456,429    117,325   1,585,341
                                 =========   ========  ==========  =========  ========  ========   =========  ========= ===========

For the Year Ended December 31,1997                                                            *Panorama             *Panorama
and *For the period May 1,1997                  Oppenheimer Oppenheimer Oppenheimer Oppenheimer LifeSpan*  Panorama   LifeSpan
(Commencement of Operations)         Oppenheimer  Multiple    Global     Strategic   Growth &  Diversified LifeSpan    Capital
Through December 31, 1997               Growth   Strategies Securities     Bond       Income     Income    Balanced  Appreciation
(continued)                            Division   Division   Division    Division    Division   Division   Division    Division
-----------                          ---------- ----------- ----------- ----------- ---------- ----------- --------  ------------
Units purchased                       1,033,968     106,878     295,383      11,217      40,265         --       --           --
Units withdrawn and transferred
to Guaranteed Principal Account        (442,780)    (13,672)    (25,115)     (1,938)     (6,606)        --       --           --
Units transferred between divisions     965,813     192,086     372,969      42,249     314,979      5,000    5,000        5,000
                                     ---------- ----------- ----------- ----------- ----------- ---------- --------  ------------
Net Increase                          1,557,001     285,292     643,237      51,528     348,638      5,000    5,000        5,000

Units, at beginning of the
 period/year                            543,020       5,000     220,297       5,000       5,000         --       --           --
                                     ---------- ----------- ----------- ----------- ----------- ---------- --------  ------------
Units, at end of the year             2,100,021     290,292     863,534      56,528     353,638      5,000    5,000        5,000
                                     ========== =========== =========== =========== =========== ========== ========  ============

                                             MML         MML                          Oppenheimer           Oppenheimer
                                   MML      Money      Managed     MML    Oppenheimer    High    Oppenheimer  Capital    Oppenheimer
For the Year Ended                Equity    Market       Bond     Blend      Money      Income      Bond    Appreciation    Growth
December 31, 1996                Division  Division    Division  Division   Division   Division   Division    Division     Division
-----------------                -------- -----------  --------  -------- ----------- ----------- --------- ------------ -----------
Units purchased                     4,137   9,528,707     2,292        --         --        1,229        --      551,136        432
Units withdrawn and
 transferred to Guaranteed
 Principal Account                (11,556) (4,286,412)   (8,896)   (2,232)        --       (4,950)       --       (3,731)    (2,334)
Units transferred between
 divisions                        716,474  (4,565,831)  483,230   241,725         --    1,019,121        --      134,180    539,922
                                 -------- -----------  --------  -------- ----------- ----------- --------- ------------ -----------
Net Increase                      709,055     676,464   476,626   239,493         --    1,015,400        --      681,585    538,020

Units, at beginning of the year     5,000       5,000     5,000     5,000      5,000        5,000     5,000        5,000      5,000
                                 -------- -----------  --------  -------- ----------- ----------- --------- ------------ -----------
Units at end of the year          714,055     681,464   481,626   244,493      5,000    1,020,400     5,000      686,585    543,020
                                 ======== ===========  ========  ======== =========== =========== ========= ============ ===========

                               Oppenheimer Oppenheimer Oppenheimer Oppenheimer
                                Multiple     Global     Strategic   Growth &
For the Year Ended             Strategies  Securities     Bond       Income
December 31, 1996( continued)   Division    Division    Division    Division
-----------------------------  ----------  ----------- ----------- -----------
Units purchased                         -           -            -           -
Units withdrawn and
 transferred to Guaranteed
 Principal Account                      -      (1,798)           -           -
Units transferred between
divisions                               -     217,095            -           -
                               ----------  ----------- ----------- -----------
Net Increase                            -     215,297            -           -

Units, at beginning of the year     5,000       5,000        5,000       5,000
                               ----------  ----------- ----------- -----------
Units, at end of the year           5,000     220,297        5,000       5,000
                               ==========  =========== =========== ===========

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Strategic Variable Life Segment. The combined net assets as of December 31, 1996 for Separate Account I, which includes the Variable Life Plus, the Large Case Variable Life Plus, Strategic Variable Life, Strategic Group Variable Life and Variable Life Select Segments are as follows:


                                                     MML                MML             MML
                                   MML              Equity             Money          Managed            MML          Oppenheimer
                                 Equity             Index             Market            Bond            Blend            Money
                                Division           Division          Division         Division         Division         Division
                             --------------    ---------------    --------------   --------------   --------------   --------------
Total assets                 $   47,535,472    $        24,804    $    4,783,018   $   19,916,629   $   13,024,523   $       83,483
Total liabilities                    80,176                  9             7,225           17,985           23,892               64
                             --------------    ---------------    --------------   --------------   --------------   --------------
Net assets                   $   47,455,296    $        24,795    $    4,775,793   $   19,898,644   $   13,000,631   $       83,419
                             ==============    ===============    ==============   ==============   ==============   ==============
Net assets:
For variable life
 insurance policies              47,351,808             17,670         4,724,501       19,838,205       12,915,916           76,766
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                  103,488              7,125            51,292           60,439           84,715            6,653
                             --------------    ---------------    --------------   --------------   --------------   --------------

Net assets                   $   47,455,296    $        24,795    $    4,775,793   $   19,898,644   $   13,000,631   $       83,419
                             ==============    ===============    ==============   ==============   ==============   ==============


                               Oppenheimer                         Oppenheimer                       Oppenheimer
                                  High            Oppenheimer         Capital        Oppenheimer       Multiple
                                 Income              Bond          Appreciation        Growth         Strategies
                                Division           Division          Division         Division         Division
                             --------------    ---------------    --------------   --------------   --------------
Total assets                 $    3,203,079    $       142,182    $    9,010,163   $    5,093,866   $      417,797
Total liabilities                     2,031                 91            17,407           24,158              207
                             --------------    ---------------    --------------   --------------   --------------
Net assets                   $    3,201,048    $       142,091    $    8,992,756   $    5,069,708   $      417,590
                             ==============    ===============    ==============   ==============   ==============

Net assets:
For variable life
 insurance policies               3,185,681            135,056         8,968,173        5,051,141          409,425
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                   15,367              7,035            24,583           18,567            8,165
                             --------------    ---------------    --------------   --------------   --------------

Net assets                   $    3,201,048    $       142,091    $    8,992,756   $    5,069,708   $      417,590
                             ==============    ===============    ==============   ==============   ==============


                               Oppenheimer       Oppenheimer        Oppenheimer                                         Panorama
                                 Global           Strategic          Growth &        Panorama          Panorama      International
                               Securities           Bond              Income        Total Return         Growth          Equity
                                Division          Division           Division         Division         Division         Division
                             --------------    ---------------    --------------   --------------   --------------   --------------
Total assets                 $    5,356,495    $       355,712    $      773,396   $        1,000   $          986   $          958
Total liabilities                    10,408              1,323               350                2                2                2
                             --------------    ---------------    --------------   --------------   --------------   --------------
Net assets                   $    5,346,087    $       354,389    $      773,046   $          998   $          984   $          956
                             ==============    ===============    ==============   ==============   ==============   ==============
Net assets:
For variable life
 insurance policies               5,324,187            340,514           761,112                -                -                -
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                   21,900             13,875            11,934              998              984              956
                             --------------    ---------------    --------------   --------------   --------------   --------------
Net assets                   $    5,346,087    $       354,389    $      773,046   $          998   $          984   $          956
                             ==============    ===============    ==============   ==============   ==============   ==============


                                 Panorama                            Panorama
                                Life Span          Panorama          Life Span        Dreyfus
                               Diversified        Life Span          Capital           Stock
                                 Income           Balanced         Appreciation        Index
                                Division          Division           Division         Division
                             --------------    ---------------    --------------   --------------
Total assets                 $        6,534    $         6,684    $        6,783   $   34,164,819
Total liabilities                         6                  6                 6           35,667
                             --------------    ---------------    --------------   --------------
Net assets                   $        6,528              6,678             6,777       34,129,152
                             --------------    ---------------    --------------   --------------
Net assets:
For variable life insurance
  policies                                -                  -                 -       34,121,562
Retained in Variable Life
Separate Account I by
Massachusetts Mutual Life
Insurance Company                     6,528              6,678             6,777            7,590
                             --------------    ---------------    --------------   --------------
Net assets                   $        6,528    $         6,678    $        6,777   $   34,129,152
                             ==============    ===============    ==============   ==============

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the statutory financial statements of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") for the year ended December 31, 1995, which statements reflect total revenue and net gain from operations constituting 26% and 22% of the related Company totals after restatement for the merger of the two companies. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Connecticut Mutual, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.


In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, based upon our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.

                                                 Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 6, 1998

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION


                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)
Assets:
Bonds............................................. $23,890.3          $24,299.3
Common stocks.....................................     354.7              336.6
Mortgage loans....................................   4,863.7            4,852.8
Real estate.......................................   1,697.7            1,840.9
Other investments.................................   1,963.8            1,425.6
Policy loans......................................   4,950.4            4,752.3
Cash and short-term investments...................   1,941.2            1,075.4
                                                   ---------          ---------

                                                    39,661.8           38,582.9

Investment and insurance amounts receivable.......   1,064.9            1,102.4
Other assets......................................     104.8               97.9
                                                   ---------          ---------

                                                    40,831.5           39,783.2

Separate account assets...........................  16,803.1           13,563.5
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)

Liabilities:

Policyholders' reserves and funds................. $33,783.2          $33,341.5
Policyholders' dividends..........................     954.1              885.3
Policyholders' claims and other benefits..........     353.4              373.8
Federal income taxes..............................     436.5              440.7
Asset valuation reserve...........................     840.6              689.2
Investment reserves...............................     132.8              208.4
Amounts due on investments puchased and
 other liabilities................................   1,457.9            1,206.1
                                                   ---------          ---------

                                                    37,958.5           37,145.0

Separate account reserves and liabilities.........  16,802.8           13,563.1
                                                   ---------          ---------

                                                    54,761.3           50,708.1

Policyholders' contingency reserves...............   2,873.3            2,638.6
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Revenue:

Premium income............................................  $6,764.8      $6,328.6      $5,727.7
Net investment and other income...........................   2,904.4       2,861.1       2,898.4
                                                            --------      --------      --------

                                                             9,669.2       9,189.7       8,626.1
                                                            --------      --------      --------

Benefits and expenses:

Policy benefits and payments..............................   6,597.3       6,048.2       5,152.2
Addition to policyholder's reserves and funds.............     720.8         854.7       1,205.4
Commissions and operating expenses........................     766.1         763.5         833.7
State taxes, licenses and fees............................      81.5          96.4          89.4
Merger restructuring costs................................         -          66.1          44.0
                                                            --------      --------      --------

                                                             8,165.7       7,828.9       7,324.7
                                                            --------      --------      --------

Net gain before federal income taxes and dividends........   1,503.5       1,360.8       1,301.4

Federal income taxes......................................     284.4         276.7         206.2
                                                            --------      --------      --------

Net gain from operations before dividends.................   1,219.1       1,084.1       1,095.2

Dividends to policyholders................................     919.5         859.9         819.0
                                                            --------      --------      --------

Net gain from operations..................................     299.6         224.2         276.2

Net realized capital gain (loss)..........................     (42.5)         40.3         (85.8)
                                                            --------      --------      --------

Net income................................................  $  257.1      $  264.5      $  190.4
                                                            ========      ========      ========


              See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Policyholder's contingency reserves, beginning of year....  $2,638.6      $2,600.9      $2,569.1
                                                            --------      --------      --------

Increases (decreases) due to:
 Net income...............................................     257.1         264.5         190.4
 Net unrealized capital gain (loss).......................     119.1          (1.7)         88.7
 Merger restructuring costs, net of fax...................         -             -         (45.4)
 Change in asset valuation and investment reserves........     (76.0)       (142.4)        (75.6)
 Change in prior year policyholders' reserves.............     (55.4)        (72.2)       (108.2)
 Change in non-admitted assets and other..................     (10.1)        (10.5)        (18.1)
                                                            --------      --------      --------

                                                               234.7          37.7          31.8
                                                            --------      --------      --------

Policyholders' contingency reserves, end of year..........  $2,873.3      $2,638.6      $2,600.9
                                                            ========      ========      ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Operating acitivites:
Net income...............................................  $   257.1     $   264.5     $   190.4
Addition to policyholders' reserves and funds,
 net of transfers to separate accounts...................      421.3         426.7         575.8
Net realized capital (gain) loss.........................       42.5         (40.3)         85.8
Other changes............................................      (58.1)       (232.8)        (25.2)
                                                           ---------     ---------     ---------

Net cash provided by operating activities................      662.8         418.1         826.8
                                                           ---------     ---------     ---------

Investing activities:
Purchases of investments and loans.......................  (12,292.7)    (10,171.5)    (10,364.2)
Sales or maturities of investments and receipts
 from repayment of loans.................................   12,545.7       8,539.3       9,671.1
                                                           ---------     ---------     ---------

Net cash provided by (used in) investing activities......      253.0      (1,632.2)       (693.1)
                                                           ---------     ---------     ---------

Financing activities:
Repayments of long-term debt.............................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Net cash used by financing activities....................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Increase (decrease) in cash and short-term investments...      865.8      (1,267.4)         87.3

Cash and short-term investments, beginning of year.......    1,075.4       2,342.8       2,255.5
                                                           ---------     ---------     ---------

Cash and short-term investments, end of year.............  $ 1,941.2     $ 1,075.4     $ 2,342.8
                                                           =========     =========     =========

                 See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1995 in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. In 1995, merger-related expenses incurred by Massachusetts Mutual (the Company prior to the merger) of $44.0 million, were recorded in the Statutory Statement of Income and the expenses incurred by Connecticut Mutual of $45.4 million, net of tax, were recorded as a component of changes in policyholders' contingency reserves, as permitted by each company's regulatory authority. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a change to policyholders' contingency reserves. The separate results of each company prior to the merger for the year ended December 31, 1995, were as follows: (a) revenue was $6,443.8 million for Massachusetts Mutual and $2,182.3 million for Connecticut Mutual; (b) net income was $160.7 million for Massachusetts Mutual and $29.6 million for Connecticut Mutual and (c) policyholders' contingency reserves increased by $143.7 million for Massachusetts Mutual and decreased by $112.0 million for Connecticut Mutual.

On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE. The Company's investment in MassMutual Holding Company Two, Inc. amounted to $187.8 million at December 31, 1995; its gain from operations included a $41.0 million dividend received from MIRUS in 1995. Additionally, this investment produced an unrealized gain of $13.9 million in 1995.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices were at one time also considered to be in conformity with generally accepted accounting principles ("GAAP").

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requests they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project ("Codification") to codify statutory accounting principles with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $14.2 million in 1997 and $27.3 million in 1996. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $95.4 million in 1997, $73.1 million in 1996, and net realized after tax capital losses of $130.7 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $31.0 million in 1997, $26.9 million in 1996, and $5.0 million in 1995.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

C.  Non-admitted Assets

Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $8,077.9 million and $9,073.8 million at December 31, 1997 and 1996, respectively (fair value of $8,250.0 million and $9,324.6 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

The Company made certain changes in the valuation of policyholders' reserves of $55.4 million in 1997 and $72.2 million in 1996. The effects of these changes were recorded as a decrease to policyholders' contingency reserves.

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Policyholders' Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be cash and short-term investments.

2. POLICYHOLDERS' CONTINGENCY RESERVES

Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1997, 1996 and 1995.

The proceeds of the notes, less a $28.3 million reserve in 1997, and a $32.2 million reserve in 1996 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statutory Statement of Financial Position.

3. EMPLOYEE BENEFIT PLANS

The Company's employee benefit plans include plans in place for the employees of Massachusetts Mutual and Connecticut Mutual prior to the merger. Employees previously covered by the Connecticut Mutual pension plans will continue coverage under these plans. All other employees, including employees hired after the merger date, will be covered by the Massachusetts Mutual benefit plans.

A. Pension

The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes employees previously employed by Connecticut Mutual; the other includes all other eligible employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions." Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $157.4 million and $97.2 million at December 31, 1997 and 1996, respectively. On the merger date, the accounting for Connecticut Mutual pension plans was conformed to the Company's policy of recording pension plan assets and liabilities, resulting in a $10.4 million increase in policyholders' contingency reserves. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1997, 1996 and 1995. The assets of the plans are invested in the Company's general account and separate accounts.

The benefit status of the defined benefit plans as of December 31 is as follows:

                                               1997               1996
                                               ----               ----
                                                    (In Millions)
Accumulated benefit obligation               $  663.1           $  611.5
Vested benefit obligation                       653.8              606.5
Projected benefit obligation                    713.9              665.5
Plan assets at fair value                     1,154.2            1,201.7



The following assumptions were used in determining the actuarial present value of both the accumulated and projected benefit obligations.

                                             MassMutual      Connecticut Mutual
                                                Plan                Plan
                                                ----                ----

Discount rate - 1997                            7.25%               7.25%
Discount rate - 1996                            7.75                7.75
Increase in future compensation levels          4.00                5.00
Long-term rate of return on assets             10.00                9.00


In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a pension plan curtailment gain of $15.3 million in 1996.

The Company also has defined contribution plans for employees and agents. The expense credited to operations for all pension plans is $38.9 million in 1997, $32.7 million in 1996 and $10.9 million in 1995.

B. Life and Health

Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post-retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees.

The following assumptions were used in determining the accumulated postretirement benefit liability.

                                              MassMutual      Connecticut Mutual
                                                 Plan               Plan
                                                 ----               ----

Discount - 1997                                  7.25%              7.25%
Discount - 1996                                  7.75               7.75
Assumed increases in medical cost
 rates in the first year                         6.25 - 6.75        9.50
 declining to                                    4.75               5.00
 within                                          5 years            5 years



The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1997 and 1996, the net unfunded accumulated benefit obligation was $124.2 million and $124.1 million, respectively, for employees and agents eligible to retire or currently retired and $34.7 million and $33.8 million, respectively, for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $21.7 million and $23.0 million at December 31, 1997 and 1996, respectively.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a life and health plan curtailment loss of $13.9 million in 1996.

The expense for 1997, 1996 and 1995 was $16.5 million, $17.6 million, and $22.9 million, respectively. A one percent increase in the annual assumed increase in medical cost rates would increase the 1997 accumulated postretirement benefit liability and benefit expense by $10.9 million and $1.4 million, respectively.

4. RELATED PARTY TRANSACTIONS

Pursuant to two 1994 reinsurance agreements with Mirus Life Insurance Company (Mirus) whereby the Company assumed all of the single premium immediate annuity business written by Mirus and ceded all of its group life, accident and health business to Mirus. A gain from operations of this business was reflected in 1995 as a $41.0 million dividend received from Mirus, which was recorded as net investment income on the Statutory Statement of Income. As previously discussed, on March 31, 1996, the Company sold MassMutual Holding Company Two, Inc. a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company to WellPoint Health Networks, Inc.

The Company has a modified coinsurance quota-share reinsurance agreement with a wholly-owned subsidiary, C.M. Life Insurance Company, whereby the Company assumes 75% of the premiums on certain universal life policies issued by C.M. Life. The Company pays a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits are retained by C.M. Life.

5. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of equity tax (essentially a reduction in the deduction for policyholder dividends) and miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1991 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994, and Connecticut Mutual for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1997 or 1996. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its life and non-life affiliates with the exception of C.M. Life Insurance Company. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that members with losses shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $353.4 million in 1997, $330.7 million in 1996 and $147.3 million in 1995.

6.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                December 31, 1997
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities          $ 6,241.0    $  470.5     $10.3     $ 6,701.2
  and obligations of U.S.
  government corporations
  and agencies
Debt securities issued by
  foreign governments                  83.5         4.4       3.0          84.9
Mortgage-backed securities          3,390.8       187.9       9.0       3,569.7
State and local governments           361.9        23.9        .6         385.2
Corporate debt securities          12,148.9       765.2      46.9      12,867.2
Utilities                             871.8       100.1       2.2         969.7
Affiliates                            792.4         2.8       1.0         794.2
                                  ---------    --------     -----     ---------
  TOTAL                           $23,890.3    $1,554.8     $73.0     $25,372.1
                                  =========    ========     =====     =========


                                                December 31, 1996
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                    $ 8,042.6    $  344.0    $ 56.3     $ 8,330.3
Debt securities issued by              95.2        10.2        .5         104.9
  foreign governments
Mortgage-backed securities          3,014.0       119.0      43.3       3,089.6
State and local governments           173.2        13.1       2.1         184.2
Corporate debt securities          11,675.2       528.0     133.3      12,069.9
Utilities                             975.0        87.0      18.5       1,043.5
Affiliates                            324.1         4.3       3.5         324.9
                                  ---------    --------    ------     ---------
  TOTAL                           $24,299.3    $1,105.6    $257.5     $25,147.3
                                  =========    ========    ======     =========

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                 Estimated
                                                Carrying           Fair
                                                 Value             Value
                                                 -----             -----
                                                      (In Millions)
Due in one year or less                        $   519.7         $   523.0
Due after one year through five years            3,972.1           4,104.6
Due after five years through ten years           7,423.3           7,838.1
Due after ten years                              5,254.9           5,888.1
                                               ---------         ---------
                                                17,170.0          18,353.8
Mortgage-backed securities, including
 securities guaranteed by the U.S.
 Government                                      6,720.3           7,018.3
                                               ---------         ---------

 TOTAL                                         $23,890.3         $25,372.1
                                               =========         =========


Proceeds from sales of investments in bonds were $11,427.8 million during 1997, $6,390.7 million during 1996 and $8,068.8 million during 1995. Gross capital gains of $200.7 million in 1997, $188.8 million in 1996 and $255.5 million in 1995 and gross capital losses of $68.8 million in 1997, $255.5 million in 1996 and $67.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.  Stocks

Preferred stocks in good standing had fair values of $145.5 million in 1997 and $150.8 million in 1996, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $250.3 million in 1997 and $249.2 million in 1996.

C.  Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $202.3 million, and $383.5 million at December 31, 1997 and 1996, respectively. These loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $5.1 million in 1997, $2.2 million in 1996 and $2.5 million in 1995.

D.  Other

The carrying value of investments which were non-income producing for the preceding twelve months was $5.7 million and $23.1 million at December 31, 1997 and 1996, respectively. The Company made voluntary contributions to the Asset Valuation Reserve of $6.8 million 1996. No additional voluntary contribution to the Asset Valuation Reserve was made in 1997.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, described below, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1997 and 1996, the Company did not have any open financial futures contracts.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps with notional amounts of $3,220.2 million and $2,090.3 million, respectively. The fair values of these instruments were $20.9 million at December 31, 1997 and $14.8 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $5,388.2 million and $1,928.4 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $59.0 million and $18.1 million, which had fair values of $99.6 million and $19.2 million at December 31, 1997 and 1996, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. At December 31, 1997 and 1996, the company had agreements with notional amounts of $3,348.6 million and $3,859.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $18.2 million and $22.0 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were $23.4 million and $15.2 million at December 31, 1997 and 1996, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $225.6 million and $364.7 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were an unrecognized loss of $1.7 million at December 31, 1997 and an unrecognized gain of $7.8 million at December 31, 1996.

Equity swap agreements are utilized to hedge exposure to market risk on public and private equity positions held in the Company's investment portfolio. Under equity swaps, the Company agrees to an exchange, at points in time specified in each contract, between streams of variable or fixed rate interest payments and the change in an underlying index, equity or basket of equities. The change in the underlying item is calculated by reference to the level of such item specified in the agreement. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Changes in the value of these contracts are recorded as realized gains and losses in the Statutory Statement of Income when contracts are closed. At December 31, 1997 and 1996, the Company had equity swap contracts with notional amounts of $160.0 million and $149.2 million, respectively. The fair values of these instruments were an unrealized loss of $5.1 million at December 31, 1997 and an unrealized gain of $11.9 million at December 31, 1996.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the Company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,100.7 million and $1,639.4 million with fair values of $1,117.6 million and $1,627.4 million, respectively including net unrealized gains of $16.9 million at December 31, 1997 and net unrealized losses of $12.0 million at December 31, 1996.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $146.7 million and $53.9 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8. REINSURANCE

The Company cedes all of its group life and health business to UniCARE and has other reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Premiums ceded were $294.6 million in 1997, $793.5 million in 1996 and $904.1 million in 1995.

9. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:


                                                           (In Millions)
Total policyholders' reserves and funds and
  separate account liabilities                     $50,804.2
Not subject to discretionary withdrawal             (5,283.7)
Policy loans                                        (4,950.4)
                                                   ---------
 Subject to discretionary withdrawal                                  $40,570.1
                                                                      =========
Total invested assets, including separate          $56,464.7
Policy loans and other invested assets             (14,823.3)
                                                   ---------
 Marketable investments                                               $41,641.4
                                                                      =========

10. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997 and 1996, the Company elected not to admit $21.4 million and $15.3 million, respectively, of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1997 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation -- 98.5%
    Charter Oak Capital Management, Inc. -- 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation -- 84.8%
    Oppenheimer Acquisition Corporation -- 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    Compensa de Seguros de Vida S.A. -- 33.5%
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A. -- 33.5%
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    MassMutual/Carlson CBO N. V. -- 100%
    MassMutual Corporate Value Limited -- 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
MML Series Investment Fund
MassMutual Institutional Funds
Oppenheimer Value Stock Fund

Appendix A

Illustrations of Death Benefits (Option 1), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit Option 1 and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a male, female and unisex nonsmoker age 35 and an Initial Case Premium Paid of $1,000,000. Separate tables are shown for the current simplified issue and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page A-2 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

2. The illustration on page A-3 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

3. The illustration on page A-4 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

4. The illustration on page A-5 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

5. The illustration on page A-6 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

6. The illustration on page A-7 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3 and 5 reflect the following current charges:

1. Administrative Charge, equal to a monthly $5.25 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current simplified issue rates being charged by the Company.

3. Mortality and Expense Risk Charge, which is equal to .30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust, Oppenheimer Trust, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. level expenses of .78% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Trust, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. shares held by the Separate Account.

The death benefits and cash surrender values shown in illustrations 2, 4 and 6 reflect these guaranteed maximum charges:

1.   Administrative Charge, equal to $9.00 per month.

2.   Cost of Insurance Charge, based on the 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust, Oppenheimer Trust, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. level expenses of .78% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Trust, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, and T. Rowe Price Equity Series, Inc. shares held by the Separate Account. (This unweighted average reflects current Fund level expenses.)

Cash surrender values shown in the tables reflect the deduction of the applicable sales loads and premium taxes for a Case with an Initial Case Premium Paid of $1,000,000. Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -1.074%, 4.862%, and 10.798%, respectively, and on a guaranteed basis would be -1.369%, 4.549%, and 10.467%, respectively.

Currently no charge is made against the Separate Account for federal income taxes but MassMutual reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumptions that the Policyowner has requested a level Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY WITH TABLE OF SELECTED FACE AMOUNTS
Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges


                                               Death Benefit (Option 1)                           Cash Surrender Value
                       Premiums       --------------------------------------------    ----------------------------------------------
                     Accumulated              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
     End of             At 5%                 Annual Investment Return of                      Annual Investment Return of
     Policy            Interest       --------------------------------------------    ----------------------------------------------
      Year             Per Year            0%             6%              12%              0%              6%               12%
----------------    --------------    ----------     ------------    -------------    -----------    -------------     -------------
   1                   $  1,260        $100,000        $100,000         $100,000       $    947       $    1,007          $  1,067
   2                      2,583         100,000         100,000          100,000          1,882            2,061             2,248
   3                      3,972         100,000         100,000          100,000          2,803            3,164             3,553
   4                      5,431         100,000         100,000          100,000          3,713            4,317             4,997
   5                      6,963         100,000         100,000          100,000          4,608            5,523             6,593
   6                      8,571         100,000         100,000          100,000          5,490            6,783             8,358
   7                     10,260         100,000         100,000          100,000          6,354            8,096            10,305
   8                     12,033         100,000         100,000          100,000          7,197            9,463            12,453
   9                     13,895         100,000         100,000          100,000          8,021           10,886            14,823
   10                    15,850         100,000         100,000          100,000          8,825           12,368            17,441
   15                    27,192         100,000         100,000          100,000         12,498           20,724            35,271
   20                    41,668         100,000         100,000          152,084         15,474           30,881            64,442
   25                    60,142         100,000         100,000          227,199         17,526           43,259           111,372
   30 (Age 65)           83,720         100,000         104,576          333,144         18,192           58,422           186,114
   35                   113,812         100,000         120,975          480,374         16,692           76,566           304,034
   40                   152,219         100,000         139,825          698,329         11,583           97,780           488,342
   45                   201,237               0         159,266        1,007,755              0          121,577           769,279
   50                   263,797               0         180,431        1,454,674              0          146,692         1,182,662


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTNT RATES OF RETURN SHOWN ABOVE
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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)


                                                Death Benefit (Option 1)                            Cash Surrender Value
                    Premiums       ------------------------------------------------   ----------------------------------------------
                  Accumulated                  Assuming Hypothetical Gross                       Assuming Hypothetical Gross
     End of          At 5%                     Annual Investment Return of                       Annual Investment Return of
     Policy         Interest       ------------------------------------------------   ----------------------------------------------
      Year          Per Year              0%               6%              12%               0%              6%               12%
--------------  ----------------   ---------------   -------------   --------------   --------------   ---------------   -----------
   1                $  1,260          $100,000         $100,000         $100,000         $    792         $    847          $   903
   2                   2,583           100,000          100,000          100,000            1,567            1,727            1,893
   3                   3,972           100,000          100,000          100,000            2,322            2,637            2,978
   4                   5,431           100,000          100,000          100,000            3,056            3,578            4,166
   5                   6,963           100,000          100,000          100,000            3,769            4,550            5,468
   6                   8,571           100,000          100,000          100,000            4,459            5,554            6,894
   7                  10,260           100,000          100,000          100,000            5,124            6,590            8,456
   8                  12,033           100,000          100,000          100,000            5,765            7,657           10,168
   9                  13,895           100,000          100,000          100,000            6,379            8,757           12,044
   10                 15,850           100,000          100,000          100,000            6,967            9,891           14,104
   15                 27,192           100,000          100,000          100,000            9,444           16,052           27,871
   20                 41,668           100,000          100,000          118,096           10,918           22,993           50,041
   25                 60,142           100,000          100,000          171,989           10,745           30,424           84,308
   30 (Age 65)        83,720           100,000          100,000          243,176            7,843           37,896          135,852
   35                113,812                 0          100,000          334,016                0           44,415          211,403
   40                152,219                 0          100,000          456,305                0           48,119          319,094
   45                201,237                 0          100,000          611,875                0           43,913          467,080
   50                263,797                 0          100,000          818,186                0           15,716          665,192


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges


                                                   Death Benefit (Option 1)                         Cash Surrender Value
                        Premiums       ---------------------------------------------    --------------------------------------------
                      Accumulated                Assuming Hypothetical Gross                    Assuming Hypothetical Gross
     End of              At 5%                   Annual Investment Return of                    Annual Investment Return of
     Policy             Interest       ---------------------------------------------    --------------------------------------------
      Year              Per Year            0%               6%              12%             0%              6%             12%
--------------     ---------------     ------------    ------------    -------------    ------------   -------------   -------------
   1                   $  1,260          $100,000        $100,000         $100,000        $    967      $    1,028       $   1,088
   2                      2,583           100,000         100,000          100,000           1,920           2,102           2,292
   3                      3,972           100,000         100,000          100,000           2,859           3,225           3,620
   4                      5,431           100,000         100,000          100,000           3,784           4,398           5,088
   5                      6,963           100,000         100,000          100,000           4,693           5,622           6,709
   6                      8,571           100,000         100,000          100,000           5,586           6,900           8,499
   7                     10,260           100,000         100,000          100,000           6,463           8,233          10,476
   8                     12,033           100,000         100,000          100,000           7,322           9,623          12,659
   9                     13,895           100,000         100,000          100,000           8,163          11,073          15,071
   10                    15,850           100,000         100,000          100,000           8,989          12,587          17,738
   15                    27,192           100,000         100,000          111,785          12,827          21,186          35,944
   20                    41,668           100,000         100,000          175,640          16,194          31,873          65,783
   25                    60,142           100,000         103,888          262,664          18,959          45,169         114,202
   30 (Age 65)           83,720           100,000         122,414          382,979          20,960          61,515         192,452
   35                   113,812           100,000         141,661          554,243          21,955          81,414         318,531
   40                   152,219           100,000         161,311          796,270          21,310         105,432         520,438
   45                   201,237           100,000         183,745        1,152,682          16,347         133,149         835,277
   50                   263,797           100,000         205,912        1,650,959             191         163,422       1,310,285


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)


                                                  Death Benefit (Option 1)                        Cash Surrender Value
                         Premiums        ------------------------------------------    ---------------------------------------------
                       Accumulated               Assuming Hypothetical Gross                  Assuming Hypothetical Gross
       End of             At 5%                  Annual Investment Return of                  Annual Investment Return of
       Policy            Interest        ------------------------------------------    ---------------------------------------------
        Year             Per Year              0%             6%             12%            0%              6%             12%
-----------------     ---------------    ------------    ------------   -----------    ------------    -----------    --------------
     1                     $  1,260        $100,000        $100,000       $100,000       $    814        $    870        $   926
     2                        2,583         100,000         100,000        100,000          1,609           1,771          1,940
     3                        3,972         100,000         100,000        100,000          2,383           2,704          3,052
     4                        5,431         100,000         100,000        100,000          3,137           3,669          4,269
     5                        6,963         100,000         100,000        100,000          3,869           4,667          5,603
     6                        8,571         100,000         100,000        100,000          4,578           5,697          7,064
     7                       10,260         100,000         100,000        100,000          5,261           6,759          8,664
     8                       12,033         100,000         100,000        100,000          5,920           7,855         10,419
     9                       13,895         100,000         100,000        100,000          6,555           8,986         12,345
     10                      15,850         100,000         100,000        100,000          7,166          10,156         14,462
     15                      27,192         100,000         100,000        100,000          9,845          16,619         28,708
     20                      41,668         100,000         100,000        137,700         11,754          24,179         51,573
     25                      60,142         100,000         100,000        200,321         12,660          32,990         87,096
     30 (Age 65)             83,720         100,000         100,000        282,392         12,186          43,309        141,905
     35                     113,812         100,000         100,000        390,545          8,931          55,056        224,451
     40                     152,219         100,000         104,942        530,850            713          68,589        346,961
     45                     201,237               0         113,708        718,102              0          82,397        520,364
     50                     263,797               0         120,520        956,214              0          95,651        758,900


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges


                                                Death Benefit (Option 1)                          Cash Surrender Value
                       Premiums       --------------------------------------------    ----------------------------------------------
                     Accumulated              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
     End of             At 5%                 Annual Investment Return of                      Annual Investment Return of
     Policy            Interest       --------------------------------------------    ----------------------------------------------
      Year             Per Year            0%             6%              12%              0%               6%              12%
----------------    ---------------   ------------   ------------    -------------    ------------    -------------    -------------
   1                     $  1,260       $100,000       $100,000         $100,000        $    950       $    1,010        $  1,070
   2                        2,583        100,000        100,000          100,000           1,888            2,067           2,255
   3                        3,972        100,000        100,000          100,000           2,812            3,173           3,563
   4                        5,431        100,000        100,000          100,000           3,724            4,329           5,011
   5                        6,963        100,000        100,000          100,000           4,621            5,538           6,611
   6                        8,571        100,000        100,000          100,000           5,505            6,801           8,379
   7                       10,260        100,000        100,000          100,000           6,370            8,117          10,331
   8                       12,033        100,000        100,000          100,000           7,216            9,487          12,484
   9                       13,895        100,000        100,000          100,000           8,042           10,914          14,860
   10                      15,850        100,000        100,000          100,000           8,850           12,401          17,485
   15                      27,192        100,000        100,000          100,107          12,548           20,793          35,374
   20                      41,668        100,000        100,000          156,394          15,582           31,031          64,626
   25                      60,142        100,000        100,000          233,461          17,743           43,549         111,704
   30 (Age 65)             83,720        100,000        107,210          339,929          18,613           58,907         186,774
   35                     113,812        100,000        124,342          491,691          17,504           77,231         305,398
   40                     152,219        100,000        143,091          711,998          13,116           98,684         491,033
   45                     201,237        100,000        163,224        1,029,379           1,089          122,725         773,969
   50                     263,797              0        183,584        1,475,662               0          148,051       1,190,050


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)


                                                 Death Benefit (Option 1)                           Cash Surrender Value
                      Premiums        --------------------------------------------     --------------------------------------------
                    Accumulated                 Assuming Hypothetical Gross                     Assuming Hypothetical Gross
     End of            At 5%                    Annual Investment Return of                     Annual Investment Return of
     Policy           Interest        --------------------------------------------     --------------------------------------------
      Year            Per Year              0%              6%              12%             0%              6%              12%
----------------   ---------------    -------------    ------------    -----------     ------------    ------------    ------------
   1                    $  1,260         $100,000        $100,000        $100,000        $    797        $    852         $   908
   2                       2,583          100,000         100,000         100,000           1,576           1,736           1,903
   3                       3,972          100,000         100,000         100,000           2,335           2,651           2,994
   4                       5,431          100,000         100,000         100,000           3,073           3,597           4,188
   5                       6,963          100,000         100,000         100,000           3,789           4,575           5,496
   6                       8,571          100,000         100,000         100,000           4,483           5,584           6,929
   7                      10,260          100,000         100,000         100,000           5,152           6,624           8,498
   8                      12,033          100,000         100,000         100,000           5,797           7,698          10,220
   9                      13,895          100,000         100,000         100,000           6,416           8,805          12,107
   10                     15,850          100,000         100,000         100,000           7,009           9,946          14,179
   15                     27,192          100,000         100,000         100,000           9,526          16,168          28,043
   20                     41,668          100,000         100,000         121,895          11,088          23,236          50,370
   25                     60,142          100,000         100,000         177,378          11,137          30,952          84,870
   30 (Age 65)            83,720          100,000         100,000         249,326           8,749          39,029         136,993
   35                    113,812          100,000         100,000         344,119           1,782          46,726         213,739
   40                    152,219                0         100,000         469,589               0          52,912         323,855
   45                    201,237                0         100,000         632,995               0          54,552         475,936
   50                    263,797                0         100,000         844,026               0          43,516         680,666


IT IS EMPHASIZEDT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE
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